ORKLA ASA

and

THE BANK OF NEW YORK,

As Depositary

and

OWNERS AND HOLDERS OF AMERICAN DEPOSITARY RECEIPTS

Amended and Restated Deposit Agreement

Dated as of _________, 2003

AMENDED AND RESTATED DEPOSIT AGREEMENT

AMENDED AND RESTATED DEPOSIT AGREEMENT dated as of __________, 2003 among ORKLA ASA, a corporation organized and existing under the laws of the Kingdom of Norway (the “Company”), THE BANK OF NEW YORK, a New York banking corporation, as depositary hereunder and any successor depositary hereunder (the “Depositary”), and all Owners and holders from time to time of American Depositary Receipts issued hereunder.

WITNESSETH:

WHEREAS, the Company, Citibank, N.A. and Holders from time to time of Receipts entered into a deposit agreement dated as of June 30, 1995 to provide for the deposit of Shares (as hereinafter defined) for the creation of American Depositary Shares representing the Shares so deposited and for the execution and delivery of American Depositary Receipts evidencing American Depositary Shares;

WHEREAS, Citibank, N.A. has resigned as depositary and the Company has appointed The Bank of New York as successor depositary, and The Bank of New York has provided evidence accepting its appointment as successor depositary;

WHEREAS, the Company desires to provide, as hereinafter set forth in this Deposit Agreement, for the deposit of Shares of the Company from time to time with the Depositary, on behalf of the Owners and not as beneficial owner thereof, or with the principal Oslo office of the Custodian (as hereinafter defined), as agent of the Depositary for the purposes set forth in this Deposit Agreement, for the creation of American Depositary Shares representing Shares so deposited and for the execution and delivery of American Depositary Receipts evidencing such American Depositary Shares; and

WHEREAS, the American Depositary Receipts are to be substantially in the form of Exhibit “A” annexed hereto, with appropriate insertions, modifications and omissions, as hereinafter provided in this Deposit Agreement;

NOW, THEREFORE, in consideration of the premises, it is agreed by and between the parties hereto as follows:

ARTICLE I.

DEFINITION

The following definitions shall for all purposes; unless otherwise clearly indicated, apply to the respective terms used in this Deposit Agreement:

Section 1.1

American Depositary Shares.

“American Depositary Shares” shall mean the securities representing the interests in the Deposited Securities and evidenced by the Receipts issued hereunder.  Each American Depositary Share shall represent the number of Shares specified in Exhibit A annexed hereto, until there shall occur a distribution upon Deposited Securities covered by Section 4.03 or a change in Deposited Securities covered by Section 4.08 with respect to which additional Receipts are not executed and delivered, each American Depositary Share shall thereafter represent the number of Shares or Deposited Securities specified in such Sections.

Section 1.2

Article; Section

Whenever references are made in this Deposit Agreement to an “Article” or “Articles” or a “Section” or “Sections,” such references shall mean an article or articles or a section or sections of this Deposit Agreement, unless otherwise required by the context.

Section 1.3

Commission.

“Commission” shall mean the Securities and Exchange Commission of the United States or any successor governmental agency in the United States.

Section 1.4

Company.

“Company” shall mean Orkla ASA, a corporation organized and existing under the laws of the Kingdom of Norway, having its registered office in Sarpsborg, Norway, and its principal address at P.O. Box 423 Skøyen, N-0213 Oslo, Norway, and its successors.

Section 1.5

Custodian.

“Custodian” shall mean the Oslo, Norway office of Nordea Bank Norge ASA Custody Services or the Oslo, Norway office of Den Norske Bank ASA, each as agent of the Depositary for the purposes of this Deposit Agreement, and any other firm or corporation which may hereafter be appointed by the Depositary pursuant to the terms of Section 5.5, as substitute custodian or custodians hereunder, as the context shall require.  The term “Custodian” shall mean any custodian individually or all custodians collectively.

Section 1.6

Delivery; Deposit; Surrender; Transfer; Withdraw.

The terms "deliver", "deposit", "surrender", "transfer" or "withdraw", when used (i) with respect to Shares: (a) in the case of book-entry Shares, shall refer to an entry or entries in an account or accounts maintained by institutions authorized under applicable law to effect transfers of securities, or (b) in the case of physical Share certificates, to the physical delivery, deposit, withdrawal or transfer of certificates representing the Shares and (ii) with respect to American Depositary Shares evidenced by Receipts, (a) in the case of American Depositary Shares available in book-entry form, shall refer to appropriate adjustments in the records maintained by (1) the Depositary, (2) The Depository Trust Company or its nominee, or (3) institutions that have accounts with The Depository Trust Company, as applicable, or (b) otherwise, shall refer to the physical delivery, deposit, surrender, transfer or withdrawal of such American Depositary Shares evidenced by Receipts.

Section 1.7

Deposit Agreement.

“Deposit Agreement” shall mean this Agreement, as the same may be amended from time to time in accordance with the provisions hereof.

Section 1.8

Depositary; Corporate Trust Office.

“Depositary” shall mean The Bank of New York, a New York banking corporation and any successor as depositary hereunder.  “Corporate Trust Office”, when used with respect to the Depositary, shall mean the office of the Depositary, which at the date of this Agreement is 101 Barclay Street, New York, New York 10286.

Section 1.9

Deposited Securities.

“Deposited Securities” as of any time shall mean all Shares at such time deposited or deemed to be deposited under this Deposit Agreement and held by the Depositary, on behalf of the Owners and not as beneficial owner thereof, and any and all other securities, property and cash received by the Depositary or Custodian in respect thereof and at such time held hereunder, subject, as to cash, to the provisions of Section 4.05. Subject to the terms and conditions of this Deposit Agreement, the Deposited Securities will be recorded in the VPS system in the name of the Depositary acting on behalf of the Owners and not as beneficial owner thereof.

Section 1.10

Dollars, NOK.

“Dollars” shall mean United States dollars. “NOK” shall mean Norwegian kroner.

Section 1.11

Norway.

“Norway” shall mean the Kingdom of Norway.

Section 1.12

Owner.

“Owner” shall mean the person in whose name a Receipt is registered on the books of the Depositary maintained for such purpose.

Section 1.13

Receipts.

“Receipts” shall mean the American Depositary Receipts issued hereunder substantially in the form of Exhibit “A” hereto evidencing American Depositary Shares. A Receipt may evidence any number of American Depositary Shares.

Section 1.14

Registrar.

“Registrar” shall mean any bank or trust company having an office in the Borough of Manhattan, The City of New York, which shall be appointed by the Depositary to register Receipts and transfers of Receipts as herein provided.

Section 1.15

Restricted Securities.

“Restricted Securities” shall mean Shares, as defined below, or Receipts representing such Shares, which are acquired directly or indirectly from the Company or its affiliates (as defined in Rule 144 to the Securities Act of 1933) in a transaction or chain of transactions not involving any public offering or which are subject to resale limitations under Regulation D or Rule 144 under that Act or both, or which are held by an officer, director (or persons performing similar functions) or other affiliate of the Company, or which would require registration under the Securities Act of 1933 in connection with the offer and sale thereof in the United States, or which are subject to other restrictions on sale, transfer, resale or deposit under the laws of the United States, Norway, or under a shareholder agreement or the Articles of Association of the Company.

Section 1.16

Securities Act of 1933.

“Securities Act of 1933” shall mean the United States Securities Act of 1933, as from time to time amended.

Section 1.17

Shares.

“Shares” shall mean ordinary shares of the Company, heretofore validly issued and outstanding and fully paid, non-assessable and free of any pre-emptive rights of Owners of outstanding Shares or hereafter validly issued and outstanding and fully paid, non-assessable and free of any pre-emptive rights of holders of outstanding Shares (in each case whether represented by interim certificates or by book-entry in VPS); provided, however, that if there shall occur any change in nominal value, a split-up or consolidation or any other reclassification or, upon the occurrence of an event described in Section 4.08, an exchange or conversion in respect of the Shares of the Company, the term “Shares” shall thereafter represent the successor securities resulting from such change in nominal value, split-up or consolidation or such other reclassification or such exchange or conversion.

Section 1.18

VPS.

“VPS” shall mean the Norwegian VPS system (“Verdipapirsentralen” Securities’ Registry), which acts as a certificateless securities registry system for all publicly traded Norwegian companies.

ARTICLE II.

FORM OF RECEIPTS, DEPOSIT OF SHARES, EXECUTION AND DELIVERY, TRANSFER AND SURRENDER OF RECEIPTS

Section 2.1

Form and Transferability of Receipts.

Definitive Receipts shall be substantially in the form set forth in Exhibit A annexed to this Deposit Agreement, with appropriate insertions, modifications and omissions, as hereinafter provided. Receipts may be issued in any whole number of American Depositary Shares.  No Receipt shall be entitled to any benefits under this Deposit Agreement or be valid or obligatory for any purpose unless such Receipt shall have been executed by the Depositary by the manual signature of a duly authorized signatory of the Depositary; provided, however, that such signature may be a facsimile if a Registrar for the Receipts shall have been appointed and such Receipts are countersigned by the manual signature of a duly authorized signatory of the Registrar and dated by such signatory.  The Depositary shall maintain books on which each Receipt so executed and delivered as hereinafter provided and the transfer of each such Receipt shall be registered. Receipts bearing the facsimile signature of a duly authorized officer of the Depositary who was at any time a proper officer of the Depositary shall bind the Depositary, notwithstanding that such officer has ceased to hold such office prior to signature of the Registrar and delivery of such Receipts or did not hold such office at the date of such Receipts.

The Receipts may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Deposit Agreement as may be required by the Depositary or required to comply with any applicable law or regulations thereunder or with the rules and regulations of any securities exchange or market upon which American Depositary Shares may be listed or traded or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Receipts are subject by reason of the date of issuance of the underlying Deposited Securities or otherwise.

Title to a Receipt (and to the American Depositary Shares evidenced thereby), when such Receipt is properly endorsed or accompanied by proper instruments of transfer, shall be transferable by delivery with the same effect as in the case of a negotiable instrument; provided, however, that the Depositary, notwithstanding any notice to the contrary, may treat the Owner thereof as the absolute owner thereof for the purpose of determining the person entitled to distribution of dividends or other distributions or to any notice provided for in this Deposit Agreement and for all other purposes.

Section 2.2

Deposit of Shares.

Subject to the terms and conditions of this Deposit Agreement, Shares may be deposited by any person by delivery to the Custodian of evidence that the holder of such Shares has caused, or given irrevocable instructions to cause, such Shares to be registered in an account in the VPS system maintained by the Custodian in the name of the nominee of the Depositary, on behalf of the Owners and not as a beneficial owner thereof, in a form satisfactory to the Depositary or to the Custodian, together with all such certifications as may be required by the Depositary or the Custodian in accordance with the provisions of this Deposit Agreement, and together with a written order directing the Depositary to execute and deliver to, or upon the written order of, the person or persons stated in such order a Receipt or Receipts for the number of American Depositary Shares representing such deposited Shares.

As a condition to the deposit of Shares, the Depositary may require, at its discretion, evidence satisfactory to the Depositary that any necessary approval has been granted by the governmental authority or body in Norway, if any, which is then performing the function of the regulation of currency exchange.

If required by the Depositary, Shares presented for deposit in accordance with this Deposit Agreement at any time, whether or not during the time that the transfer books of the Company or the VPS are closed, shall also be accompanied by an agreement or assignment, or other instrument satisfactory to the Depositary, which will provide for the prompt transfer to the Custodian of any dividend, or right to subscribe for additional Shares or to receive other property, which any person in whose name the Shares are or have been recorded may thereafter receive upon or in respect of such deposited Shares, or in lieu thereof, such agreement of indemnity or other agreement as shall be satisfactory to the Depositary.

At the request and risk and expense of any person proposing to deposit Shares, and for the account of such person, the Depositary may receive evidence that such Shares to be deposited have been registered, or that irrevocable instructions for such registration have been given to cause such Shares to be registered, in the name of the nominee of the Depositary in the VPS system, together with the other instruments herein specified, for the purpose of forwarding such evidence and instruments to the Custodian hereunder.

Upon each delivery to the Custodian of irrevocable instructions to cause the Shares to be deposited hereunder registered in the name of the nominee of the Depositary, in its capacity as a custodian, in the VPS system, together with the other documents above specified, the Custodian shall, as soon as transfer and recordation can be accomplished, cause the Shares being deposited to be registered in the VPS system in the name of the nominee of the Depositary.

Deposited Securities, other than any security held through the VPS system, shall be held by the Depositary, or by the Custodian for the account and to the order of the Depositary, or at such other place or places as the Depositary shall determine.

The Depositary will comply with the reasonable written instructions of the Company (delivered by the Company to the Depositary and the Custodian reasonably in advance) not to accept for deposit hereunder any Shares identified in such instructions at such times and under such circumstances as may reasonably be requested in such instructions in order to facilitate the Company’s compliance with any applicable law or regulation or the Company’s Articles of Association.

Section 2.3

Execution and Delivery of Receipts.

Upon receipt and acceptance by the Custodian of evidence satisfactory to the Depositary that any Deposited Securities have been registered in the VPS system in the name of the nominee of the Depositary, together with the other documents specified above, the Custodian shall notify the Depositary of such deposit and registration and the person or persons to whom or upon whose written order a Receipt or Receipts are deliverable in respect thereof and the number of American Depositary Shares to be evidenced thereby. Such notification shall be made by cable, telex or facsimile transmission, at the request and risk and expense of the person making the deposit.  Upon receiving such notice from the Custodian, the Depositary, subject to the terms and conditions of this Deposit Agreement, shall execute and deliver at its Corporate Trust Office to or upon the order of the person or persons named in the notice delivered to the Depositary, a Receipt or Receipts, registered in the name or names requested by such person or persons and evidencing the aggregate the number of American Depositary Shares to which such person is entitled, but only upon payment to the Depositary of the fees and expenses of the Depositary for the making of the deposit, the issuances of such American Depositary Shares and the execution and delivery of such Receipt or Receipts, and of all taxes, duties and governmental charges and fees payable in connection with such deposit and the transfer of the Deposited Securities.

Section 2.4

Transfer of Receipts; Combination and Split-up of Receipts.

The Depositary, subject to the terms and conditions of this Deposit Agreement, shall register from time to time transfers of Receipts on its transfer books upon any surrender of a Receipt, by the Owner in person or by duly authorized attorney, properly endorsed or accompanied by proper instruments of transfer, and duly stamped as may be required by applicable law. Thereupon the Depositary shall execute a new Receipt or Receipts evidencing the same aggregate number of American Depositary Shares as those evidenced by the Receipt or Receipts surrendered and deliver the same to or upon the order of the person entitled thereto.

The Depositary, subject to the terms and conditions of this Deposit Agreement, shall upon surrender of a Receipt or Receipts for the purpose of effecting a split-up or combination of such Receipt or Receipts, execute and deliver a new Receipt or Receipts for any authorized number of American Depositary Shares requested, evidencing the same aggregate number of American Depositary Shares as the Receipt or Receipts surrendered.

The Depositary may appoint one or more co-transfer agents for the purpose of effecting transfers, combinations and split-ups of Receipts at designated transfer offices on behalf of the Depositary.  In carrying out its functions, a co-transfer agent may require evidence of authority and compliance with applicable laws and other requirements by Owners or persons entitled to Receipts and will be entitled to protection and indemnity to the same extent as the Depositary.

Section 2.5

Surrender of Receipts and Withdrawal of Deposited Securities.

Upon surrender at the Corporate Trust Office of the Depositary of a Receipt for the purpose of withdrawal of the Deposited Securities represented by the American Depositary Shares evidenced by such Receipt, and upon payment of the fee of the Depositary for the surrender of Receipts as provided in Section 5.09 and payment of all taxes and governmental charges payable in connection with such surrender and withdrawal of the Deposited Securities, and subject to the terms and conditions of this Deposit Agreement, the Owner of such Receipt shall be entitled to delivery, as hereinafter provided, to him or upon his order, of the Deposited Securities at the time represented by the American Depositary Shares evidenced by such Receipt.

Delivery of such Deposited Securities registered in the VPS system shall be made by registering such Deposited Securities in the VPS system in the name of the Owner or in such name as the Owner may request.  Delivery of Deposited Securities not registered in the VPS system may be made at the office of the Custodian by the delivery of a certificate or certificates therefor, or any other appropriate evidence of title thereto, properly endorsed or accompanied by proper instruments of transfer to such Owner or as ordered by him. Such delivery shall be made, as hereinafter provided, without unreasonable delay.

A Receipt surrendered for the purpose of withdrawal of the Deposited Securities represented thereby shall be properly endorsed in blank or accompanied by proper instruments of transfer in blank, and the Owner thereof shall execute and deliver to the Depositary a written order directing the Depositary to cause the Deposited Securities being withdrawn to be delivered to or upon the written order of the person or persons designated in such order. Thereupon the Depositary shall direct the Custodian to deliver at the Oslo, Norway office of the Custodian, subject to Sections 2.06, 3.01 and 3.02 and to the other terms and conditions of this Deposit Agreement, to or upon the written order of the person or persons designated in the order delivered to the Depositary as above provided, the amount of Deposited Securities represented by the American Depositary Shares evidenced by such Receipt, except that the Depositary may make delivery to such person or persons at the Corporate Trust Office of the Depositary of any dividends or distributions with respect to the Deposited Securities represented by the American Depositary Shares evidenced by such Receipt, or of any proceeds of sale of any dividends, distributions or rights with respect to the Deposited Securities, which may at the time be held by the Depositary.

At the request, risk and expense of any Owner surrendering a Receipt, and for the account of such Owner, the Depositary shall direct a Custodian to forward any cash or other property (other than rights) comprising, and a certificate or certificates or other appropriate evidence of title and other proper documents of title for, the Deposited Securities which are not registered in the VPS system represented by the American Depositary Shares evidenced by such Receipt to the Depositary for delivery at the Corporate Trust Office of the Depositary.  Such direction shall be given by letter or, at the request, risk and expense of such Owner, by cable, telex or facsimile transmission.

Section 2.6

Limitations on Execution and Delivery, Transfer and Surrender of Receipts.

As a condition precedent to the execution and delivery, registration of transfer, split-up, combination or surrender of any Receipt or withdrawal of any Deposited Securities, the Depositary or Custodian may require payment from the depositor of Shares or the presenter of the Receipt of a sum sufficient to reimburse the Depositary or Custodian for any tax or other governmental charge (including any such tax or charge and fee with respect to Shares being deposited or withdrawn) and any stock transfer or registration fee with respect thereto and payment of any applicable fees as herein provided, may require the production of proof satisfactory to the Depositary as to the identity and genuineness of any signature and may also require compliance with any laws or governmental regulations the Depositary may establish consistent with the provisions of this Deposit Agreement, including, without limitation, this Section 2.06.

The delivery of Receipts against deposits of Shares generally or against deposits of particular Shares may be suspended, or the registration of transfer of Receipts in particular instances may be refused, or the registration of transfer of outstanding Receipts generally may be suspended, during any period when the transfer books of the Depositary or the Company are closed, or if any such action is deemed necessary or advisable by the Depositary or the Company at any time or from time to time, for any reason, including, without limitation, any requirement of law or of any government or governmental authority, body or commission, or under any provision of this Deposit Agreement, subject in all cases to Section 7.07.  Notwithstanding any other provision of this Deposit Agreement or the Receipts, the surrender of outstanding Receipts and withdrawal of Deposited Securities may not be suspended or refused, except, as permitted in General Instruction I.A(l) to Form F-6 Registration Statement (as may be amended from time to time) under the Securities Act of 1933, in connection with (i) temporary delays caused by closing the transfer books of the Depositary or the Company or the deposit of Shares in connection with voting at a shareholders meeting, or the payment of dividends, (ii) the payment of fees, taxes and similar charges, and (iii) compliance with any U.S. or foreign laws or governmental regulations relating to the Receipts or to the withdrawal of the Deposited Securities. Without limitation of the foregoing, the Depositary shall not knowingly accept for deposit under this Deposit Agreement any Shares required to be registered under the provisions of the Securities Act of 1933, unless a registration statement is in effect as to such Shares.

Section 2.7

Lost Receipts, etc.

In case any Receipt shall be mutilated, destroyed, lost or stolen, the Depositary shall execute and deliver a new Receipt of like tenor in exchange and substitution for such mutilated Receipt upon cancellation thereof, or in lieu of and in substitution for such destroyed or lost or stolen Receipt, upon the Owner thereof filing with the Depositary (i) a request for such exchange and delivery before the Depositary has notice that the Receipt has been acquired by a bona fide purchaser and (ii) a sufficient indemnity bond, and satisfying any other reasonable requirements imposed by the Depositary.

Section 2.8

Cancellation and Destruction of Surrendered Receipts.

All Receipts surrendered to the Depositary shall be cancelled by the Depositary. The Depositary is authorized to destroy Receipts so cancelled.

Section 2.9

Pre-Release of Receipts.

Notwithstanding Section 2.03 hereof, the Depositary may execute and deliver Receipts prior to the receipt of Shares pursuant to Section 2.02 ("Pre-Release").  The Depositary may, pursuant to Section 2.05, deliver Shares upon the receipt and cancellation of Receipts which have been Pre-Released, whether or not such cancellation is prior to the termination of such Pre-Release or the Depositary knows that such Receipt has been Pre-Released.  The Depositary may receive Receipts in lieu of Shares in satisfaction of a Pre-Release.  Each Pre-Release will be (a) preceded or accompanied by a written representation from the person to whom Receipts are to be delivered that such person, or its customer, owns the Shares or Receipts to be remitted, as the case may be, (b) at all times fully collateralized with cash or such other collateral as the Depositary deems appropriate, (c) terminable by the Depositary on not more than five (5) business days notice, and (d) subject to such further indemnities and credit regulations as the Depositary deems appropriate.  The number of American Depositary Shares which are outstanding at any time as a result of Pre-Releases will not normally exceed thirty percent (30%) of the Shares deposited hereunder; provided, however, that the Depositary reserves the right to change or disregard such limit from time to time as it deems appropriate.

The Depositary may retain for its own account any compensation received by it in connection with the foregoing.

ARTICLE III.

CERTAIN OBLIGATIONS OF OWNERS OF RECEIPTS

Section 3.1

Filing Proofs, Certificates and Other Information.

Any person presenting Shares for deposit or any Owner or holder may be required from time to time to file with the Depositary or the Custodian such proof of citizenship or residence, exchange control approval, legal or beneficial ownership, compliance with all applicable laws, rules and regulations or such information relating to the registration on the books of the Company of the Shares presented for deposit or other information, to execute and deliver such certificates and to make such representations and warranties, as the Depositary may deem necessary or proper or as the Company reasonably may require by written request to the Depositary and the Custodian. The Depositary may withhold the delivery or registration of transfer of any Receipt or the distribution or sale of any dividend or other distribution of rights or the proceeds thereof or the delivery of any Deposited Securities until such proof or other information is filed, or such certificates are executed or such representations and warranties are made.  Upon reasonable written request, the Depositary shall provide the Company, in a timely manner, with copies of any such proofs of citizenship or residence, exchange control approval, legal or beneficial ownership which it has received hereunder.

Section 3.2

Liability of Owners for Taxes.

If any tax or other governmental charge shall become payable by the Custodian or the Depositary with respect to any Receipt or any Deposited Securities represented by any Receipt, such tax or other governmental charge shall be payable by the Owner of such Receipt to the Depositary. The Depositary may refuse to effect any transfer of such Receipt or any withdrawal of Deposited Securities represented by American Depositary Shares evidenced by such Receipt until such payment is made, and may withhold any dividends or other distributions, or may sell for the account of the Owner thereof any part or all of the Deposited Securities represented by the American Depositary Shares evidenced by such Receipt, and may apply such dividends or other distributions or the proceeds of any such sale in payment of such tax or other governmental charge and the Owner of such Receipt shall remain liable for any deficiency.

Section 3.3

Warranties on Deposit of Shares.

Every person depositing Shares under this Deposit Agreement shall be deemed thereby to represent and warrant that (i) such Shares are validly issued, fully paid and non-assessable, (ii) any preemptive rights with respect to such Shares have been validly waived or exercised, (iii) the deposit of Shares or sale of Receipts evidencing American Depositary Shares representing such Shares by that person are not restricted under U.S., Norwegian or other securities laws, (iv) such Shares and Receipts are not Restricted Securities and (v) the person making such deposit is duly authorized so to do. Such representations and warranties shall survive the deposit of Shares and issuance of Receipts in respect thereof.

Section 3.4

Disclosure of Beneficial Ownership.

Under Norwegian law, an Owner who acquires American Depositary Shares and/or Shares and/or Equivalent Rights (as defined below) in aggregate number which equal or exceed five percent (5%), ten percent (10%), twenty percent (20%), thirty three point thirty three percent (33,33%), fifty percent (50%), sixty six point sixty six percent (66,666%) or ninety percent (90%) or such other percentage as may be required to be disclosed from time to time under any law, regulation or practice of Norway, of the share capital or voting rights of the Company, shall forthwith upon such acquisition notify the Oslo Stock Exchange of such acquisition and provide such information as is required under applicable law and regulation from time to time.  The notification obligation set forth in the preceding sentence applies equally in the event of the Owner reducing its ownership of American Depositary Shares and/or Shares and/or Equivalent Rights to or below the percentages set forth in such sentence or to or below such percentages as may be required to be disclosed from time to time under any law, regulation or practice of Norway.

The term “Equivalent Rights”, in relation to Shares, shall mean:

(i)

loans to the Company issued pursuant to Section 11-1 of the Norwegian Private Limited Companies Act and the Public Limited Companies Act;

(ii)

warrants;

(iii)

options for the purchase of American Depositary Shares and/or Shares in the Company; and

(iv)

any rights to Shares and/or American Depositary Shares that may be deemed to be equivalent to the rights set out in (i) – (iii) above.

In computing the relevant number of American Depositary Shares and/or Shares and/or Equivalent Rights for the purpose of an Owner’s disclosure obligation referred to in this Section, an Owner must take into account any American Depositary Shares and/or Shares held by any party falling within the definition of Consolidated Group (as defined below) or such definition that may be in force from time to time under any law or practice of Norway.

The term “Consolidated Group” shall mean an Owner and:

(i)

the spouse or a person with whom the Owner lives in a relationship akin to marriage;

(ii)

the Owner’s under-age children and under-age children of a person referred to in (i) above with whom the Owner lives;

(iii)

an undertaking within the same group of companies (as defined in Norwegian law) as the Owner;

(iv)

an undertaking in which the Owner himself or a person as referred to in (i), (ii) or (v) exercises influence as set out in Section 1-3 second paragraph of the Private Limited Companies Act and the Public Limited Companies Act or Section 1–2 second paragraph of the Partnership Act;

(v)

a party with whom the Owner must be assumed to be acting in concert with in the exercise of rights accruing to a holder of shares in the Company.

Section 3.5

Ownership Restrictions.

Under Norwegian law, no person, entity or group acting in concert may acquire Receipts which upon surrender thereof would entitle such person, entity or group to acquire directly or indirectly the beneficial ownership of such number of Shares as shall be or exceed (together with any Shares or additional Receipts held by such person, entity or group) twenty percent (20%) of the share capital or voting rights of the Company unless such person, entity or group obtains the consent of the Norwegian Government and of the Board of Directors of the Company.

Pursuant to requirements in Norwegian law, any Owner who acquires American Depositary Shares and/or Shares and/or Equivalent Rights representing more than forty percent (40%) of the voting rights of the Company must make a general offer for the purchase of the remaining shares in the Company.  Norwegian law sets out the specific requirements to be satisfied by the party becoming so obligated to make a general offer for the purpose of the remaining shares in the Company.  In computing the relevant number of American Depositary Shares and/or Shares and/or Equivalent Rights for the purpose of an Owner’s disclosure obligation referred to in this Section, an Owner must take into account any American Depositary Shares and/or Shares held by any party falling within the definition of Consolidated Group or such definition that may be in force from time to time under any law or practice of Norway.

ARTICLE IV.

THE DEPOSITED SECURITIES

Section 4.1

Cash Distributions.

Whenever the Depositary shall receive any cash dividend or other cash distribution on any Deposited Securities, the Depositary shall, subject to the provisions of Section 4.05, convert such dividend or distribution into Dollars and shall remit the amount thus received (net of the fees and expenses of the Depositary as provided in Section 5.09 hereof, if applicable) to the Owners entitled thereto, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them respectively; provided, however, that in the event that the Company or its agent, the Depositary or Custodian shall be required to withhold and does withhold from any cash dividend or other cash distribution in respect of any Deposited Securities an amount on account of taxes, the amount distributed to the Owners of Receipts evidencing American Depositary Shares representing such Deposited Securities shall be reduced accordingly.  The Depositary shall distribute only such amount, however, as can be distributed without attributing to any Owner a fraction of one cent.  Any such fractional amounts shall be rounded to the nearest whole cent and so distributed to Owners entitled to them. The Company or its agent will remit to the appropriate governmental authority or agency in Norway all amounts required to be withheld and owing to such authority or agency by the Company. The Depositary will remit to the appropriate government authority or agency in Norway all amounts required to be withheld by the Depositary. The Depositary will forward to the Company or its agents such information from its records as the Company may reasonably request to enable the Company or its agents to file necessary reports with governmental authorities or agencies, and either the Depositary, the Custodian or the Company or its agent, as appropriate, may file any such reports necessary to obtain benefits under the applicable tax treaties for the Owners.

Section 4.2

Distributions Other Than Cash or Shares.

Subject to the provisions of Section 4.11 and Section 5.09, whenever the Depositary shall receive any distribution other than a distribution described in Sections 4.01, 4.03 or 4.04, the Depositary shall cause the securities or property received by it to be distributed to the Owners entitled thereto, after deduction or upon payment of any fees and expenses of the Depositary or any taxes or other governmental charges, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them respectively, in any manner that the Depositary may deem equitable and practicable for accomplishing such distribution; provided, however, that if in the opinion of the Depositary such distribution cannot be made proportionately among the Owners entitled thereto, or if for any other reason (including, but not limited to, any requirement that the Company or the Depositary withhold an amount on account of taxes or other governmental charges or that such securities must be registered under the Securities Act of 1933 in order to be distributed to Owners or holders) the Depositary deems such distribution not to be feasible, the Depositary may, after consultation with the Company, adopt such method as it deems equitable and practicable for the purpose of effecting such distribution, including, but not limited to, the sale (at public or private sale, at such place or places and upon such terms as it may deem proper) of the securities or property thus received, or any part thereof, and, in such case, the net proceeds of any such sale (net of the fees and expenses of the Depositary as provided in Section 5.9) shall be distributed by the Depositary to the Owners entitled thereto as in the case of a distribution received in cash.

Section 4.3

Distributions in Shares.

If any distribution upon any Deposited Securities consists of a dividend in, or free distribution of, Shares, the Depositary may, after consultation with the Company, and shall, if the Company shall so request, distribute to the Owners of outstanding Receipts entitled thereto, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them respectively, additional Receipts evidencing an aggregate number of American Depositary Shares representing the number of Shares received as such dividend or free distribution, subject to the terms and conditions of the Deposit Agreement with respect to the deposit of Shares and the issuance of American Depositary Shares evidenced by Receipts, including the withholding of any tax or other governmental charge as provided in Section 4.11 and the payment of fees of the Depositary as provided in Section 5.09. In lieu of delivering Receipts for fractional American Depositary Shares in any such case, the Depositary may sell the amount of Shares represented by the aggregate of such fractions and distribute the net proceeds, all in the manner and subject to the conditions described in Section 4.01. If additional Receipts are not so distributed. each American Depositary Share shall thenceforth also represent the additional Shares distributed upon the Deposited Securities represented thereby.

Section 4.4

Rights.

In the event that the Company shall offer or cause to be offered to the holders of any Deposited Securities any rights to subscribe for additional Shares or any rights of any other nature, the Depositary shall have discretion as to the procedure to be followed in making such rights available to any Owners or in disposing of such rights on behalf of any Owners and making the net proceeds available to such Owners or, if by the terms of such rights offering or for any other reason, the Depositary may not either make such rights available to any Owners or dispose of such rights and make the net proceeds available to such Owners, then the Depositary shall allow the rights to lapse.  If, at the time of the offering of any rights, the Depositary determines in its discretion that it is lawful and feasible to make such rights available to all Owners or to certain Owners but not to other Owners, the Depositary may distribute to any Owner to whom it determines the distribution to be lawful and feasible, in proportion to the number of American Depositary Shares held by such Owner, warrants or other instruments therefor in such form as it deems appropriate.

In circumstances in which rights would otherwise not be distributed, if an Owner of Receipts requests the distribution of warrants or other instruments in order to exercise the rights allocable to the American Depositary Shares of such Owner hereunder, the Depositary will make such rights available to such Owner upon written notice from the Company to the Depositary that (a) the Company has elected in its sole discretion to permit such rights to be exercised and (b) such Owner has executed such documents as the Company has determined in its sole discretion are reasonably required under applicable law.

If the Depositary has distributed warrants or other instruments for rights to all or certain Owners, then upon (a) instruction from such an Owner pursuant to such warrants or other instruments to the Depositary to exercise such rights, (b) payment by such Owner to the Depositary for the account of such Owner of an amount equal to the purchase price of the Shares to be received upon the exercise of the rights and (c) payment of the fees and expenses of the Depositary and any other charges as set forth in such warrants or other instruments, the Depositary shall, on behalf of such Owner, exercise the rights and purchase the Shares, and the Company shall cause the Shares so purchased to be delivered to the Depositary on behalf of such Owner.  As agent for such Owner, the Depositary will cause the Shares so purchased to be deposited pursuant to Section 2.02 of this Deposit Agreement, and shall, pursuant to Section 2.03 of this Deposit Agreement, execute and deliver Receipts to such Owner.  In the case of a distribution pursuant to the second paragraph of this Section, such Receipts shall be legended in accordance with applicable U.S. securities laws, and shall be subject to the appropriate restrictions on sale, deposit, cancellation, and transfer under such laws.

If the Depositary determines in its discretion that it is not lawful and feasible to make such rights available to all or certain Owners, it may sell the rights, warrants or other instruments in proportion to the number of American Depositary Shares held by the Owners to whom it has determined it may not lawfully or feasibly make such rights available, and allocate the net proceeds of such sales (net of the fees and expenses of the Depositary as provided in Section 5.09 and all taxes and governmental charges payable in connection with such rights and subject to the terms and conditions of this Deposit Agreement) for the account of such Owners otherwise entitled to such rights, warrants or other instruments, upon an averaged or other practical basis without regard to any distinctions among such Owners because of exchange restrictions or the date of delivery of any Receipt or otherwise.

The Depositary will not offer rights to Owners unless both the rights and the securities to which such rights relate are either exempt from registration under the Securities Act of 1933 with respect to a distribution to Owners or are registered under the provisions of such Act.  If an Owner requests distribution of warrants or other instruments, notwithstanding that there has been no such registration under the Securities Act of 1933, the Depositary shall not effect such distribution unless it has received an opinion from recognized counsel in the United States for the Company upon which the Depositary may rely that such distribution to such Owner is exempt from such registration.  Nothing in this Deposit Agreement shall create, or shall be construed to create, any obligation on the part of the Company to file such a registration statement or to endeavor to have such a registration statement declared effective.

Neither the Company nor the Depositary shall be responsible for any failure to determine that it may be lawful or feasible to make such rights available to Owners in general or any Owner in particular.

Section 4.5

Conversion of Foreign Currency.

Whenever the Depositary or the Custodian shall receive foreign currency, by way of dividends or other distributions or the net proceeds from the sale of securities, property or rights, and if at the time of the receipt thereof the foreign currency so received can, in the judgment of the Depositary, be converted on a reasonable basis into Dollars and the resulting Dollars transferred to the United States, the Depositary shall convert or cause to be converted, by sale or in any other manner that it may determine, such foreign currency into Dollars, and such Dollars shall be distributed to the Owners entitled thereto or, if the Depositary shall have distributed any warrants or other instruments which entitle the holders thereof to such Dollars, then to the holders of such warrants and/or instruments upon surrender thereof for cancellation. Such distribution may be made upon an averaged or other practicable basis without regard to any distinctions among such Owners on account of exchange restrictions, the date of delivery of any Receipt or otherwise and shall be net of any expenses of conversion into Dollars incurred by the Depositary as provided in Section 5.09.

If such conversion or distribution can be effected only with the approval or license of any government or agency thereof, the Depositary shall file such application for approval or license, if any, as it may deem desirable.

If at any time the Depositary shall determine that, in its judgment, any foreign currency received by the Depositary is not convertible on a reasonable basis into Dollars transferable to the United States, or if any approval or license of any governmental authority or agency thereof which is required for such conversion is denied or, in the opinion of the Depositary, is not obtainable, or if any such approval or license is not obtained within a reasonable period as determined by the Depositary, the Depositary may distribute such foreign currency (or an appropriate document evidencing the right to receive such foreign currency) received by the Depositary to, or, in its discretion, may hold such foreign currency uninvested and without liability for interest thereon for the respective accounts of, the Owners entitled to receive the same.

If any such conversion of foreign currency, in whole or in part, cannot be effected for distribution in Dollars to some Owners entitled thereto, the Depositary may in its discretion make such conversion and distribution in Dollars to the extent permissible to the Owners for whom such conversion and distribution is practicable and may, in its discretion, distribute the balance of such currency received by the Depositary to, or hold such balance uninvested and without liability for interest thereon, for the respective accounts of the Owners entitled thereto.

Section 4.6

Fixing of Record Date.

Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or whenever rights shall be issued with respect to the Deposited Securities, or whenever for any reason the Depositary causes a change in the number of Shares that are represented by each American Depositary Share, or whenever the Depositary shall receive notice that any meeting of holders of Shares or other Deposited Securities shall be held, the Depositary shall fix a record date (a) as close as practicable to the date corresponding to the record date fixed by the Company in respect of the Shares for the determination of the Owners who shall be (i) entitled to receive such dividend, distribution or rights, or the net proceeds of the sale thereof or (ii) entitled to give instructions for the exercise of voting rights at any such meeting, or (b) on or after which each American Depositary Share will represent the changed number of Shares. Subject to the provisions of Sections 4.01 through 4.05 and to the other terms and conditions of this Deposit Agreement, the Owners on such record date shall be entitled, as the case may be, to receive the amount distributable by the Depositary with respect to such dividend, distribution or rights or the net proceeds of sale thereof in proportion to the number of American Depositary Shares held by them respectively and to give voting instructions and to act in respect of any other such matter.

Section 4.7

Voting of Deposited Securities.

The Company will, to the extent practicable, endeavor to provide the Depositary with notice of any meeting of holders of Shares and other information agreed to between the parties at least seven (7) weeks prior to any such meeting.

(a)

Upon receipt of notice of any meeting of holders of Shares or other Deposited Securities, the Depositary shall, if requested in writing by the Company, as soon as practicable thereafter, mail to the Owners a notice, which shall contain information and voting instruction material so as to provide Owners with a reasonable opportunity to vote at such meetings, in particular:

(i)

such information (or a summary thereof) as is contained in such notice of meeting received by the Depositary from the Company;

(ii)

a statement that each Owner as of the close of business on a specified record date will be entitled, subject to any applicable provisions of Norwegian law, the articles of association (or similar document) of the Company and according to the rules of the VPS, to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the Deposited Securities represented by the American Depositary Shares evidenced by that Owners' Receipts provided that such Owner is, or is acting upon the instruction of, the holder of such Deposited Securities and if that Owner is registered as a shareholder of the Company with the VPS prior to the meeting; and

(iii)

a statement as to the manner in which such instructions may be given.

(b)

Upon the written request of an Owner on such record date, received on or before the date established by the Depositary for such purpose, the Depositary shall endeavor, insofar as practicable and permitted under Norwegian law, the Deposit Agreement, the provisions of the articles of association (or similar document) of the Company and the rules of the VPS to:

(i)

cause the number of Shares underlying that Owner’s American Depositary Shares to which that Owner’s request relates to be temporarily transferred to and registered in the records of the VPS in the name of the beneficial holder or beneficial holders specified by such Owner on the condition that VPS will re-register those Shares immediately after conclusion of the shareholders’ meeting in the name of the Depositary or its nominee or the Custodian or its nominee;

(ii)

notify the Company of its intention to vote the amount of Shares or other Deposited Securities referred to in clause (b)(i) above; and

(iii)

as proxy, to vote or cause to be voted , or otherwise to give effect to the written request of that Owner by voting or causing to be voted, the amount of Shares or other Deposited Securities referred to in clause (b)(i) above in accordance with  instructions set forth in such request.

(c)

The Depositary shall not attempt to carry out a voting instruction with respect to American Depositary Shares unless:

(i)

either:

A.

the Owner of those American Depositary Shares states in its voting instruction that it is the beneficial owner of those American Depositary Shares; or

B.

the voting instruction identifies the beneficial owner or beneficial owners of those American Depositary Shares;

(ii)

the Owner of those American Depositary Shares either:

A.

agrees with the Depositary that the Depositary will block registration of transfer of the Receipt evidencing those American Depositary Shares; or

B.

delivers those American Depositary Shares to a blocked account with DTC for the account of the Depositary and notifies the Depositary that those American Depositary Shares are being held in a blocked account;

until the conclusion of the meeting at which voting rights are to be exercised on behalf of that Owner; and

(iii)

the voting instruction sets forth the date upon which it was signed.

(d)

The Depositary shall not vote any Deposited Securities other than in accordance with instructions received from Owners.

(e)

The Depositary will not charge Owners for taking the actions specified in subsections (b) and (c) above in connection with shareholders’ meetings.

(f)

Subject to the rules of any securities exchange or automated inter-dealer quotation system on which American Depositary Shares or the Deposited Securities represented thereby are listed or quoted, upon a written request by the Company, the Depositary shall deliver, at least two business days prior to the date of a shareholders’ meeting, to the Company, copies of all instructions received from Owners in accordance with which the Depositary will vote, or cause to be voted, Shares at that meeting.  Delivery of instructions will be made at the expense of the Company (unless otherwise agreed in writing by the Company and the Depositary); provided, however, that payment of such expense shall not be a condition precedent to the obligations of the Depositary under this Section 4.07.

Section 4.8

Changes Affecting Deposited Securities.

In circumstances where the provisions of Section 4.03 do not apply, upon any change in nominal value, split-up, consolidation or any other reclassification of Deposited Securities, or upon any recapitalization, reorganization, merger or consolidation or sale of assets affecting the Company or to which it is a party, any securities which shall be received by the Depositary or a Custodian in exchange for, or in conversion of, or in respect of, Deposited Securities shall be treated as new Deposited Securities under this Deposit Agreement, and American Depositary Shares shall thenceforth represent, in addition to the existing Deposited Securities, if any, the new Deposited Securities so received in exchange or conversion, unless additional or new Receipts are delivered pursuant to the following sentence.  In any such case the Depositary may execute and deliver additional Receipts as in the case of a dividend in Shares, or call for the surrender of outstanding Receipts to be exchanged for new Receipts specifically describing such new Deposited Securities.

Section 4.9

Reports.

The Depositary shall make available for inspection by the Owners at its Corporate Trust Office any reports and communications, including proxy soliciting material, received from the Company which are both (i) received by the Depositary as the holder of the Deposited Securities and (ii) made generally available to the holders of such Deposited Securities by the Company. The Depositary shall also, upon written request, send to Owners copies of such reports when furnished by the Company pursuant to Section 5.06.  Any such reports and communications, including such proxy soliciting material, furnished to the Depositary by the Company, shall be furnished in English.

Section 4.10

Lists of Receipt Owners.

Promptly upon request by the Company, the Depositary shall, at the expense of the Company, furnish to it a list, as of a recent date, of the names, addresses and holdings of American Depositary Shares by all persons in whose names Receipts are registered on the books of the Depositary.

Section 4.11

Withholding.

In the event that the Depositary determines that any distribution in property (including Shares and rights to subscribe therefor) is subject to any tax or other governmental charge which the Depositary is obligated to withhold, the Depositary may by public or private sale dispose of all or a portion of such property (including Shares and rights to subscribe therefor) in such amounts and in such manner as the Depositary deems necessary and practicable to pay such taxes or charges, at such place or places and upon such terms as it may deem proper, and the Depositary shall distribute the net proceeds of any such sale after deduction of such taxes or charges to the Owners entitled thereto in proportion to the number of American Depositary Shares held by them respectively.

ARTICLE V.

THE DEPOSITARY, THE CUSTODIAN AND THE COMPANY

Section 5.1

Maintenance of Office and Transfer Books by the Depositary.

Until termination of this Deposit Agreement in accordance with its terms, the Depositary shall maintain in the Borough of Manhattan, The City of New York, facilities for the execution and delivery, registration, registration of transfers, and surrender, of Receipts in accordance with the provisions of this Deposit Agreement.

The Depositary shall keep books at its Corporate Trust Office for the registration of Receipts and transfers of Receipts which at all reasonable times shall be open for inspection by the Owners and the Company, provided that such inspection shall not be for the purpose of communicating with the Owners in the interest of a business or object other than the business of the Company or a matter related to this Deposit Agreement or the Receipts.

The Depositary may close the transfer books, at any time or from time to time, when deemed expedient by it in connection with the performance of its duties hereunder, or at the reasonable request of the Company.

If any Receipts or the American Depositary Shares evidenced thereby are listed on one or more stock exchanges or automated quotation systems in the United States, the Depositary shall act as Registrar or, at the request of or after consultation with the Company, appoint a Registrar or one or more co-registrars for registry of such Receipts in accordance with any requirements of such exchange or exchanges or system or systems. Such Registrar or co-registrars may be removed and a substitute appointed by the Depositary.

Section 5.2

Prevention or Delay in Performance by the Depositary or the Company.

Neither the Depositary nor the Company nor any of their respective directors, employees, agents or affiliates shall incur any liability to any Owner or holder of a Receipt, if by reason of any provision of any present or future law or regulation of the United States or Norway or any other country, or of any governmental or regulatory authority or stock exchange, or by reason of any provision, present or future, of the Articles of Association of the Company, or by reason of any provision of any securities issued or distributed by the Company, or any offering or distribution thereof, or by reason of any act of God or war or terrorism or other circumstances beyond its control, the Depositary or the Company shall be prevented or forbidden from, or delayed in or be subject to any civil or criminal penalty on account of, doing or performing any act or thing which by the terms of this Deposit Agreement or the Deposited Securities it is provided shall be done or performed, nor shall the Depositary or the Company or any of their respective directors, employees, agents or affiliates incur any liability to any Owner or holder of a Receipt by reason of any nonperformance or delay, caused as aforesaid, in the performance of any act or thing which by the terms of this Deposit Agreement it is provided shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in this Deposit Agreement. Where, by the terms of a distribution pursuant to Sections 4.01, 4.02, or 4.03 of the Deposit Agreement, or an offering or distribution pursuant to Section 4.04 of the Deposit Agreement, or for any other reason, such distribution or offering may not be made available to Owners, and the Depositary may not dispose of such distribution or offering on behalf of such Owners and make the net proceeds available to such Owners, then the Depositary shall not make such distribution or offering, and shall allow any rights, if applicable, to lapse.

Section 5.3

Obligations of the Depositary, the Custodian and the Company.

The Company assumes no obligation nor shall it be subject to any liability under this Deposit Agreement to Owners, except that it agrees to perform its obligations specifically set forth in this Deposit Agreement without negligence or bad faith.

The Depositary assumes no obligation nor shall it be subject to any liability under this Deposit Agreement to any Owner or holder of any Receipts (including, without limitation, liability with respect to the validity or worth of the Deposited Securities), except that it agrees to perform its obligations specifically set forth in this Deposit Agreement without negligence or bad faith.

Neither the Depositary nor the Company shall be under any obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or in respect of the Receipts, which in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expense and liability shall be furnished as often as may be required, and the Custodian shall not be under any obligation whatsoever with respect to such proceedings, the responsibility of the Custodian being solely to the Depositary.

Neither the Depositary nor the Company shall be liable for any action or nonaction by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting Shares for deposit, any Owner or any other person believed by it in good faith to be competent to give such advice or information.

The Depositary shall not be liable for any acts or omissions made by a successor depositary whether in connection with a previous act or omission of the Depositary or in connection with any matter arising wholly after the removal or resignation of the Depositary, provided that in connection with the issue out of which such potential liability arises the Depositary performed its obligations without negligence or bad faith while it acted as Depositary.

The Depositary shall not be responsible for any failure to carry out any instructions to vote any of the Deposited Securities, or for the manner in which any such vote is cast or the effect of any such. vote, provided that any such action or nonaction to act is in good faith.

No disclaimer of liability under the Securities Act of 1933 is intended by any provision of this Deposit Agreement.

Section 5.4

Resignation and Removal of the Depositary; Appointment of Successor Depositary.

The Depositary may at any time resign as Depositary hereunder by written notice of its election so to do delivered to the Company, such resignation to take effect upon the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided.

The Depositary may at any time be removed by the Company by 120 days prior written notice of such removal, which shall become effective upon the later to occur of (i)

the 120th day after delivery of the notice to the Depositary or (ii) the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided.

In case at any time the Depositary acting hereunder shall resign or be removed, the Company shall use its best efforts to appoint a successor depositary, which shall be a bank or trust company having an office in the Borough of Manhattan, The City of New York.  Every successor depositary shall execute and deliver to its predecessor and to the Company an instrument in writing accepting its appointment hereunder, and thereupon such successor depositary, without any further act or deed, shall become fully vested with all the rights, powers, duties and obligations of its predecessor; but such predecessor, nevertheless, upon payment of all sums due it and on the written request of the Company shall execute and deliver an instrument transferring to such successor all rights and powers of such predecessor hereunder, shall duly assign, transfer and deliver all right, title and interest in the Deposited Securities to such successor, and shall deliver to such successor a list of the Owners of all outstanding Receipts and such other books and records maintained by such predecessor with respect to functions the Depositary is specifically required to perform as Depositary hereunder. Any such successor depositary shall promptly mail notice of its appointment to the Owners.

Any corporation into or with which the Depositary may be merged or consolidated shall be the successor of the Depositary without the execution or filing of any document or any further act.

Section 5.5

The Custodian.

The Custodian shall be subject at all times and in all respects to the directions of the Depositary and shall be responsible solely to it. Any Custodian may resign and be discharged from its duties hereunder by notice of such resignation delivered to the Depositary at least thirty (30) days prior to the date on which such resignation is to become effective. If upon such resignation there shall be no Custodian acting hereunder, the Depositary, promptly after receiving such notice, shall appoint a substitute custodian or custodians, which shall thereafter be the Custodian hereunder. Whenever the Depositary in its discretion determines that it is in the best interest of the Owners to do so, it may appoint a substitute or additional custodian or custodians, which shall thereafter be the Custodian hereunder.  Upon demand of the Depositary any Custodian shall deliver such of the Deposited Securities held by it as are requested of it to any other Custodian or such substitute or additional custodian and such other books and records maintained by such predecessor with respect to its function as the Custodian hereunder. Each such substitute or additional custodian shall deliver to the Depositary, forthwith upon its appointment, an acceptance of such appointment satisfactory in form and substance to the Depositary. As promptly as practicable upon any such change, the Depositary shall give notice thereof in writing to the Company.

Upon the appointment of any successor depositary hereunder, each Custodian then acting hereunder shall forthwith become, without any further act or writing, the agent hereunder of such successor depositary and the appointment of such successor depositary shall in no way impair the authority of the Custodian hereunder; but the successor depositary so appointed shall, nevertheless, on the written request of the Custodian, execute and deliver to the Custodian all such instruments as may be proper to give to the Custodian full and complete power and authority as agent hereunder of such successor depositary.

Section 5.6

Notices and Reports.

On or before the first date on which the Company gives notice, by publication or otherwise, of any meeting of holders of Shares or other Deposited Securities, or of any adjourned meeting of such holders, or of the taking of any action in respect of any cash or other distributions or the offering of any rights in respect of Deposited Securities, the Company agrees to transmit to the Depositary and the Custodian a copy of the notice thereof in the form given or to be given to holders of such Shares or other Deposited Securities.

The Company will arrange for the translation into English and the prompt transmittal by the Company to the Depositary and the Custodian of such notices and any other reports and communications which are made generally available by the Company to holders of its Shares.  If requested in writing by the Company, the Depositary will arrange for the mailing, at the Company 's expense, of copies of such notices, reports and communications to all Owners.  The Company will timely provide the Depositary with the quantity of such notices, reports, and communications, as requested by the Depositary from time to time, in order for the Depositary to effect such mailings.

Section 5.7

Issuance of Additional Shares Etc.

The Company agrees that in the event of any issuance or distribution of (1) additional Shares, (2) rights to subscribe for Shares, (3) securities convertible into Shares, or (4) rights to subscribe for such securities (each a "Distribution"), the Company will promptly furnish to the Depositary a written opinion from U.S. counsel for the Company, which counsel shall be satisfactory to the Depositary, stating whether or not the Distribution requires a Registration Statement under the Securities Act of 1933 to be in effect prior to making such Distribution available to Owners entitled thereto.  If in the opinion of such counsel a Registration Statement is required, such counsel shall furnish to the Depositary a written opinion as to whether or not there is a Registration Statement in effect which will cover such Distribution.

The Company agrees with the Depositary that neither the Company nor any company controlled by, controlling or under common control with the Company will at any time deposit any Shares, either originally issued or previously issued and reacquired by the Company or any such affiliate, unless a Registration Statement is in effect as to such Shares under the Securities Act.

Section 5.8

Indemnification.

The Company agrees to indemnify the Depositary, its directors, employees, agents and affiliates and any Custodian against, and hold them harmless from, any liability or expense which may arise out of any registration with the Commission of Receipts, American Depositary Shares or Deposited Securities or the offer or sale thereof in the United States or out of acts performed or omitted in accordance with the provisions of this Deposit Agreement and of the Receipts, as the same may be amended, modified or supplemented from time to time, (i) by either the Depositary or a Custodian or their respective directors, employees, agents and affiliates, except for any liability or expense arising out of the negligence or bad faith of any of them or (ii) by the Company or any of its directors, employees, agents and affiliates.

The Depositary agrees to indemnify the Company, its directors, employees, agents and affiliates and hold them harmless from any liability or expense which may arise out of acts performed or omitted by the Depositary or its Custodian or their respective directors, employees, agents and affiliates due to their negligence or bad faith.

If an action, proceeding (including, but not limited to, any governmental investigation), claim or dispute (collectively, a "Proceeding") in respect of which indemnity may be sought by either party is brought or asserted against the other party, the party seeking indemnification (the "Indemnitee") shall promptly (and in no event more than ten (10) days after receipt of notice of such Proceeding) notify the party obligated to provide such indemnification (the "Indemnitor") of such Proceeding.  The failure of the Indemnitee to so notify the Indemnitor shall not impair the Indemnitee's ability to seek indemnification from the Indemnitor (but only for costs, expenses and liabilities incurred after such notice) unless such failure adversely affects the Indemnitor's ability to adequately oppose or defend such Proceeding.  Upon receipt of such notice from the Indemnitee, the Indemnitor shall be entitled to participate in such Proceeding and, to the extent that it shall so desire and provided no conflict of interest exists as specified in subparagraph (b) below or there are no other defenses available to Indemnitee as specified in subparagraph (d) below, to assume the defense thereof with counsel reasonably satisfactory to the Indemnitee (in which case all attorney's fees and expenses shall be borne by the Indemnitor and the Indemnitor shall in good faith defend the Indemnitee).  The Indemnitee shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be borne by the Indemnitee unless (a) the Indemnitor agrees in writing to pay such fees and expenses, (b) the Indemnitee shall have reasonably and in good faith concluded that there is a conflict of interest between the Indemnitor and the Indemnitee in the conduct of the defense of such action, (c) the Indemnitor fails, within ten (10) days prior to the date the first response or appearance is required to be made in such Proceeding, to assume the defense of such Proceeding with counsel reasonably satisfactory to the Indemnitee or (d) there are legal defenses available to Indemnitee that are different from or are in addition to those available to the Indemnitor.  No compromise or settlement of such Proceeding may be effected by either party without the other party's consent unless (i) there is no finding or admission of any violation of law and no effect on any other claims that may be made against such other party and (ii) the sole relief provided is monetary damages that are paid in full by the party seeking the settlement.  Neither party shall have any liability with respect to any compromise or settlement effected without its consent, which shall not be unreasonably withheld.  The Indemnitor shall have no obligation to indemnify and hold harmless the Indemnitee from any loss, expense or liability incurred by the Indemnitee as a result of a default judgment entered against the Indemnitee unless such judgment was entered after the Indemnitor agreed, in writing, to assume the defense of such Proceeding.

Section 5.9

Charges of Depositary.

The Company agrees to pay the fees, reasonable expenses and out-of-pocket charges of the Depositary and those of any registrar only in accordance with agreements in writing entered into between the Depositary and the Company from time to time.  The Depositary shall present its statement for such charges and expenses to the Company once every three months.  The charges and expenses of the Custodian are for the sole account of the Depositary.

The following charges shall be incurred by any party depositing or withdrawing Shares or by any party surrendering Receipts or to whom Receipts are issued (including, without limitation, issuance pursuant to a stock dividend or stock split declared by the Company or an exchange of stock regarding the Receipts or Deposited Securities or a distribution of Receipts pursuant to Section 4.03), or by Owners, as applicable:  (1) taxes and other governmental charges, (2) such registration fees as may from time to time be in effect for the registration of transfers of Shares generally on the Share register of the Company or VPS or other registrar and applicable to transfers of Shares to or from the name of the Depositary or its nominee or the Custodian or its nominee on the making of deposits or withdrawals hereunder, (3) such cable, telex and facsimile transmission expenses as are expressly provided in this Deposit Agreement, (4) such expenses as are incurred by the Depositary in the conversion of foreign currency pursuant to Section 4.05, (5) a fee of $5.00 or less per 100 American Depositary Shares (or portion thereof) for the execution and delivery of Receipts pursuant to Section 2.03, 4.03 or 4.04 and the surrender of Receipts pursuant to Section 2.05 or 6.02, (6) a fee of $.02 or less per American Depositary Share (or portion thereof) for any cash distribution made pursuant to the Deposit Agreement, including, but not limited to Sections 4.01 through 4.04 hereof, (7) a fee for the distribution of securities pursuant to Section 4.02, such fee being in an amount equal to the fee for the execution and delivery of American Depositary Shares referred to above which would have been charged as a result of the deposit of such securities (for purposes of this clause 7 treating all such securities as if they were Shares) but which securities are instead distributed by the Depositary to Owners, (8) a fee of $.02 or less per American Depositary Share (or portion thereof) for depositary services, which will accrue on the last day of each calendar year and which will be payable as provided in clause (9) below; provided, however, that no fee will be assessed under this clause (8) to the extent a fee of $.02 was charged pursuant to clause (6) above during that calendar year, and (9) any other charge payable by the Depositary, any of the Depositary's agents, including the Custodian, or the agents of the Depositary's agents in connection with the servicing of Shares or other Deposited Securities (which charge shall be assessed against Owners as of the date or dates set by the Depositary in accordance with Section 4.06 and shall be payable at the sole discretion of the Depositary by billing such Owners for such charge or by deducting such charge from one or more cash dividends or other cash distributions).

The Depositary, subject to Section 2.9 hereof, may own and deal in any class of securities of the Company and its affiliates and in Receipts.

Section 5.10

Retention of Depositary Documents.

The Depositary is authorized to destroy those documents, records, bills and other data compiled during the term of this Deposit Agreement at the times permitted by the laws or regulations governing the Depositary unless the Company at any time prior to such destruction requests that such papers be retained for a longer period or turned over to the Company or to a successor depositary.

Section 5.11

Exclusivity.

The Company agrees not to appoint any other depositary for issuance of Receipts so long as The Bank of New York is acting as Depositary hereunder.

Section 5.12

List of Restricted Securities Owners.

From time to time, the Company shall provide to the Depositary a list setting forth, to the actual knowledge of the Company, those persons or entities who beneficially own Restricted Securities and the Company shall update that list on a regular basis.  The Company agrees to advise in writing each of the persons or entities so listed that such Restricted Securities are ineligible for deposit hereunder.  The Depositary may rely on such a list or update but shall not be liable for any action or omission made in reliance thereon.

ARTICLE VI.

AMENDMENT AND TERMINATION

Section 6.1

Amendment.

The form of the Receipts and any provisions of this Deposit Agreement may at any time and from time to time be amended by agreement between the Company and the Depositary without the consent of Owners and holders in any respect which they may deem necessary or desirable. Any amendment which shall impose or increase any fees or charges (other than taxes and other governmental charges, registration fees, cable, telex or facsimile transmission costs, delivery costs or other such expenses), or which shall otherwise prejudice any substantial existing right of Owners, shall, however, not become effective as to outstanding Receipts until the expiration of thirty (30) days after the Depositary shall have given a notice of amendment of this Deposit Agreement to the Owners of outstanding Receipts.  By continuing to hold such Receipt each Owner at the time any amendment of this Deposit Agreement so becomes effective shall be deemed to consent and agree to such amendment and to be bound by the Deposit Agreement as amended thereby.  In no event shall any amendment impair the right of the Owner of any Receipt to surrender such Receipt and receive therefor the Deposited Securities represented thereby, except in order to comply with mandatory provisions of applicable law.

Section 6.2

Termination.

The Depositary shall at any time at the direction of the Company terminate this Deposit Agreement by mailing notice of such termination to the Owners of all Receipts then outstanding at least thirty (30) days prior to the date fixed in such notice for such termination. The Depositary may likewise terminate this Deposit Agreement (upon thirty 30 days’ notice to the Owners) if at any time sixty (60) days shall have expired after the Depositary shall have delivered to the Company a written notice of its election to resign and a successor depositary shall not have been appointed and accepted its appointment as provided in Section 5.04.  On and after the date of termination, the Owners will, upon (a) surrender of such Receipt at the Corporate Trust Office of the Depositary, (b) payment of the fee of the Depositary for the surrender of Receipts referred to in Section 2.05, and (c) payment of any applicable taxes or governmental charges, be entitled to delivery, to him or upon his order, of the amount of Deposited Securities represented by the American Depositary Shares evidenced by such Receipt.   If any Receipts shall remain outstanding after the date of termination, the Depositary thereafter shall discontinue the registration of transfers of Receipts, shall suspend the distribution of dividends to the Owners thereof, and shall not give any further notices or perform any further acts under this Deposit Agreement, except that the Depositary shall continue to collect dividends and other distributions pertaining to Deposited Securities, shall sell rights and other property as provided in this Deposit Agreement, and shall continue to deliver Deposited Securities, together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property, in exchange for Receipts surrendered to the Depositary (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of this Deposit Agreement, and any applicable taxes or governmental charges). At any time after the expiration of one (1) year from the date of termination, the Depositary may sell at public or private sale at such place or places and upon such terms as it may deem proper, the Deposited Securities then held hereunder and may thereafter hold uninvested the net proceeds of any such sale, together with any other cash then held by it hereunder, unsegregated and without liability for interest, for the pro rata benefit of the Owners of Receipts which have not theretofore been surrendered, such Owners thereupon becoming general creditors of the Depositary with respect to such net proceeds. After making such sale, the Depositary shall be discharged from all obligations under this Deposit Agreement, except to account for such net proceeds and other cash (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of this Deposit Agreement, and any applicable taxes or governmental charges). Upon the termination of this Deposit Agreement, the Company shall be discharged from all obligations under this Deposit Agreement except for its obligations to the Depositary under Sections 5.08 and 5.09 hereof.

ARTICLE VII.

MISCELLANEOUS

Section 7.1

Counterparts.

This Deposit Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of such counterparts shall constitute one and the same instrument. Copies of this Deposit Agreement shall be filed with the Depositary and the Custodian hereunder and shall be open to inspection by any Owner of a Receipt during business hours.

Section 7.2

No Third Party Beneficiaries.

This Deposit Agreement is for the exclusive benefit of the parties hereto and shall not be deemed to give any legal or equitable right, remedy or claim whatsoever to any other person.

Section 7.3

Severability.

In case any one or more of the provisions contained in this Deposit Agreement or in the Receipts should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

Section 7.4

Holders and Owners as Parties.

The holders and Owners of Receipts from time to time shall be parties to this Deposit Agreement and shall be bound by all of the terms and conditions hereof and of the Receipts by acceptance thereof.

Section 7.5

Notices.

Any and all notices to be given to the Company shall be deemed to have been duly given if personally delivered or sent by mail, air courier or cable, telex or facsimile transmission confirmed by letter, addressed to Orkla ASA, P.O. Box 423 Skøyen, N-0213 Oslo, Norway, Facsimile Number (47-22 54 44 92), Attention: CFO, Investor Relations Officer and Legal Director, or at such other place which the Company may designate by giving notice thereof in writing to the Depositary and the Custodian.

Any and all notices to be given to the Depositary shall be deemed to have been duly given if personally delivered or sent by mail, air courier or cable, telex or facsimile transmission confirmed by letter, addressed to The Bank of New York, 101 Barclay Street, New York, New York 102863, Facsimile Number (212) 571-3050, Attention: ADR Department, or any other place to which the Depositary may have transferred its Corporate Trust Office.

Any and all notices to be given to any Owner shall be deemed to have been duly given if personally delivered or sent by mail, air courier or cable, telex or facsimile transmission confirmed by letter, addressed to such Owner at the address of such Owner as it appears on the transfer books for Receipts of the Depositary, or, if such Owner shall have filed with the Depositary a written request that notices intended for such Owner be mailed to some other address, at the address designated in such request.

Delivery of a notice sent by mail or cable, telex or facsimile transmission shall be deemed to be effected at the time when a duly addressed letter containing the same (or a confirmation thereof in the case of a cable, telex or facsimile transmission) is deposited and postage prepaid, in a post-office letter box or delivered to an air courier service. The Depositary or the Company may, however, act upon any cable, telex or facsimile transmission received by it from the other or from any Owner of a Receipt, notwithstanding that such cable, telex or facsimile transmission shall not subsequently be confirmed by letter as aforesaid.

Section 7.6

Governing Law.

This Deposit Agreement and the Receipts shall be interpreted and all rights hereunder and thereunder and provisions hereof and thereof shall be governed by the internal laws of the State of New York.

Section 7.7

Compliance with U.S. Securities Laws.

Notwithstanding anything in this Deposit Agreement to the contrary, the Company and the Depositary each agrees that it will not exercise any rights it has under this Deposit Agreement to permit the withdrawal or delivery of Deposited Securities in a manner which would violate the United States securities laws, including, but not limited to, Section I.A.(l) of the General Instructions to Form F-6 Registration Statement, as amended from time to time, under the Securities Act of 1933.

Section 7.8

Submission to Jurisdiction; Service of Process.

(a)

The Company hereby (i) consents and submits to the jurisdiction of any state or federal court in the State of New York in which any suit or proceeding may be instituted arising out of or relating to the Shares or Deposited Securities, the American Depositary Shares, the Receipts or this Agreement and (ii) agrees that delivery of any summons, complaint or notice in connection with any such suit or proceeding as set forth in Section 7.08(b), shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding.

(b)

Any and all summons, complaints or notices to be given to the Company in connection with Section 7.08(a)(ii) above shall be given by facsimile transmission to:

Mr. Erik Barkald

Senior Vice President, Treasury and Investor Relations

Orkla ASA

P.O. Box 423 Skøyen

0213 Oslo

Norway

Facsimile:  +47 22 54 44 91

Telephone: +47 22 54 40 00

With a copy to:

Mr. Karl Otto Tveter

Senior Vice President, Legal Affairs

P.O. Box 423 Skøyen

0213 Oslo

Norway

Facsimile:  +47 22 54 44 92

Telephone: +47 22 54 40 00

(a)

Such service shall be effected at the time when a duly addressed letter containing confirmation of such facsimile transmission is deposited in a post-office letter box (to be sent by certified or registered mail, return receipt requested) or delivered to an air courier service.

Section 7.9

Waiver of Immunities.

To the extent that the Company or any of its properties, assets or revenues may have or may hereafter become entitled to, or have attributed to it, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any respect thereof, from setoff or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution or judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with the Shares or Deposited Securities, the American Depositary Shares, the Receipts or this Deposit Agreement, the Company, to the fullest extent permitted by law, hereby irrevocably and unconditionally waives, and agrees not to plead or claim, any such immunity and consents to such relief and enforcement.

IN WITNESS WHEREOF, ORKLA ASA and THE BANK OF NEW YORK have duly executed this Amended and Restated Deposit Agreement as of the day and year first above set forth and all Owners shall become parties hereto upon acceptance by them of Receipts issued in accordance with the terms hereof.

ORKLA ASA

By:________________________________

Name

Title:

THE BANK OF NEW YORK

By:________________________________

Name

Title

Exhibit A to Deposit Agreement

No.

 ________________

AMERICAN DEPOSITARY SHARES

(Each American Depositary Share represents one (1) deposited Share)

THE BANK OF NEW YORK

AMERICAN DEPOSITARY RECEIPT

FOR ORDINARY SHARES OF THE

PAR VALUE OF NOK 6.25 EACH OF

ORKLA ASA

(INCORPORATED UNDER THE LAWS OF THE KINGDOM OF NORWAY)

The Bank of New York as depositary (hereinafter called the "Depositary"), hereby certifies that                                  , or registered assigns IS THE OWNER OF

AMERICAN DEPOSITARY SHARES

representing deposited ordinary shares (herein called "Shares") of Orkla ASA, incorporated under the laws of the Kingdom of Norway (herein called the "Company").  At the date hereof, each American Depositary Share represents one (1) Share which is either deposited or subject to deposit under the deposit agreement at the Oslo, Norway office of Nordea Custody Services or the Oslo, Norway office of DenNorske Bank ASA (herein collectively called the "Custodian").  The Depositary's Corporate Trust Office is located at a different address than its principal executive office.  Its Corporate Trust Office is located at 101 Barclay Street, New York, N.Y. 10286, and its principal executive office is located at One Wall Street, New York, N.Y. 10286.

THE DEPOSITARY'S CORPORATE TRUST OFFICE ADDRESS IS

101 BARCLAY STREET, NEW YORK, N.Y.  10286

1.

THE DEPOSIT AGREEMENT.

This American Depositary Receipt is one of an issue (herein called "Receipts"), all issued and to be issued upon the terms and conditions set forth in the amended and restated deposit agreement, dated as of                , 2003 (herein called the "Deposit Agreement"), by and among the Company, the Depositary, and all Owners and holders from time to time of Receipts issued thereunder, each of whom by accepting a Receipt agrees to become a party thereto and become bound by all the terms and conditions thereof.  The Deposit Agreement sets forth the rights of Owners and holders of the Receipts and the rights and duties of the Depositary in respect of the Shares deposited thereunder and any and all other securities, property and cash from time to time received in respect of such Shares and held thereunder (such Shares, securities, property, and cash are herein called "Deposited Securities").  Copies of the Deposit Agreement are on file at the Depositary's Corporate Trust Office in New York City and at the office of the Custodian.

The statements made on the face and reverse of this Receipt are summaries of certain provisions of the Deposit Agreement and are qualified by and subject to the detailed provisions of the Deposit Agreement, to which reference is hereby made. Capitalized terms not defined herein shall have the meanings set forth in the Deposit Agreement.

2.

SURRENDER OF RECEIPTS AND WITHDRAWAL OF SHARES.

Upon surrender at the Corporate Trust Office of the Depositary of this Receipt, and upon payment of the fee of the Depositary provided in this Receipt, and subject to the terms and conditions of the Deposit Agreement, the Owner hereof is entitled to delivery, to him or upon his order, of the amount of Deposited Securities at the time represented by the American Depositary Shares for which this Receipt is issued. Delivery of such Deposited Securities registered in the VPS system shall be made by registering such Deposited Securities in the VPS system in the name of the Owner or in such name as the Owner may request.  Delivery of Deposited Securities not registered in the VPS system may be made at the office of the Custodian by the delivery of a certificate or certificates therefor, or any other appropriate evidence of title thereto, properly endorsed or accompanied by proper instruments of transfer to such Owner or as ordered by him.  Such delivery will be made at the option of the Owner hereof, either at the office of the Custodian or at the Corporate Trust Office of the Depositary, provided that the forwarding of certificates for Shares or other Deposited Securities which are not registered in the VPS system for such delivery at the Corporate Trust Office of the Depositary shall be at the risk and expense of the Owner hereof.  Notwithstanding any other provision of the Deposit Agreement or this Receipt, the surrender of outstanding Receipts and withdrawal of Deposited Securities may be suspended only for (i) temporary delays caused by closing the transfer books of the Depositary or the Company or the deposit of Shares in connection with voting at a shareholders' meeting, or the payment of dividends, (ii) the payment of fees, taxes and similar charges, and (iii) compliance with any U.S. or foreign laws or governmental regulations relating to the Receipts or to the withdrawal of the Deposited Securities.

3.

TRANSFERS, SPLIT-UPS, AND COMBINATIONS OF RECEIPTS.

The transfer of this Receipt is registrable on the books of the Depositary at its Corporate Trust Office by the Owner hereof in person or by a duly authorized attorney, upon surrender of this Receipt properly endorsed for transfer or accompanied by proper instruments of transfer and funds sufficient to pay any applicable transfer taxes and the expenses of the Depositary and upon compliance with such regulations, if any, as the Depositary may establish for such purpose.  This Receipt may be split into other such Receipts, or may be combined with other such Receipts into one Receipt, evidencing the same aggregate number of American Depositary Shares as the Receipt or Receipts surrendered.  As a condition precedent to the execution and delivery, registration of transfer, split-up, combination, or surrender of any Receipt or withdrawal of any Deposited Securities, the Depositary or the Custodian may require payment from the depositor of Shares or the presenter of the Receipt of a sum sufficient to reimburse it for any tax or other governmental charge and any stock transfer or registration fee with respect thereto (including any such tax or charge and fee with respect to Shares being deposited or withdrawn) and payment of any applicable fees as provided in this Receipt, may require the production of proof satisfactory to it as to the identity and genuineness of any signature and may also require compliance with any laws or governmental regulations the Depositary may establish consistent with the provisions of the Deposit Agreement or this Receipt.

The delivery of Receipts against deposits of Shares generally or against deposits of particular Shares may be suspended, or the registration of transfer of Receipts in particular instances may be refused, or the transfer of outstanding Receipts generally may be suspended, during any period when the transfer books of the Depositary are closed, or if any such action is deemed necessary or advisable by the Depositary or the Company at any time or from time to time for any reason, including, without limitation, any requirement of law or of any government or governmental authority, body or commission, or under any provision of the Deposit Agreement or this Receipt, subject to Article (22) hereof.  Without limitation of the foregoing, the Depositary shall not knowingly accept for deposit under the Deposit Agreement any Shares required to be registered under the provisions of the Securities Act of 1933, unless a registration statement is in effect as to such Shares.

4.

LIABILITY OF OWNER FOR TAXES.

If any tax or other governmental charge shall become payable with respect to any Receipt or any Deposited Securities represented hereby, such tax or other governmental charge shall be payable by the Owner hereof to the Depositary.  The Depositary may refuse to effect any transfer of this Receipt or any withdrawal of Deposited Securities represented by American Depositary Shares evidenced by such Receipt until such payment is made, and may withhold any dividends or other distributions, or may sell for the account of the Owner hereof any part or all of the Deposited Securities represented by the American Depositary Shares evidenced by this Receipt, and may apply such dividends or other distributions or the proceeds of any such sale in payment of such tax or other governmental charge and the Owner hereof shall remain liable for any deficiency.

5.

WARRANTIES OF DEPOSITORS.

Every person depositing Shares under the Deposit Agreement shall be deemed thereby to represent and warrant that (i) such Shares are validly issued, fully paid and non-assessable, (ii) any preemptive rights with respect to such Shares have been validly waived or exercised, (iii) the deposit of Shares or sale of Receipts evidencing American Depositary Shares representing such Shares by that person are not restricted under U.S., Norwegian or other securities laws, (iv) such Shares and Receipts are not Restricted Securities and (v) the person making such deposit is duly authorized so to do.  Such representations and warranties shall survive the deposit of Shares and issuance of Receipts in respect thereof.

6.

FILING PROOFS, CERTIFICATES, AND OTHER INFORMATION.

Any person presenting Shares for deposit or any Owner of this Receipt may be required from time to time to file such proof of citizenship or residence, exchange control approval, legal or beneficial ownership, compliance with all applicable laws, rules and regulations or such information relating to the registration on the books of the Company of the Shares presented for deposit or other information, to execute and deliver such certificates and to make such representations and warranties, as the Depositary may deem necessary or proper or as the Company reasonably may require by written request to the Depositary and the Custodian.  The Depositary may withhold the delivery or registration of transfer of any Receipt or the distribution or sale of any dividend or other distribution of rights or the proceeds thereof or the delivery of any Deposited Securities until such proof or other information is filed, or such certificates are executed or such representations and warranties are made. As a condition to the deposit of Shares, the Depositary may require, at its discretion, evidence satisfactory to the Depositary that any necessary approval has been granted by the governmental authority or body in Norway, if any, which is then performing the function of the regulation of currency exchange.

7.

CHARGES OF DEPOSITARY.

The Company agrees to pay the fees, reasonable expenses and out-of-pocket charges of the Depositary and those of any registrar only in accordance with agreements in writing entered into between the Depositary and the Company from time to time.  The Depositary shall present its statement for such charges and expenses to the Company once every three months.  The charges and expenses of the Custodian are for the sole account of the Depositary.

The following charges shall be incurred by any party depositing or withdrawing Shares or by any party surrendering Receipts or to whom Receipts are issued (including, without limitation, issuance pursuant to a stock dividend or stock split declared by the Company or an exchange of stock regarding the Receipts or Deposited Securities or a distribution of Receipts pursuant to Section 4.03 of the Deposit Agreement), or by Owners, as applicable:  (1) taxes and other governmental charges, (2) such registration fees as may from time to time be in effect for the registration of transfers of Shares generally on the Share register of the Company or VPS or other registrar and applicable to transfers of Shares to or from the name of the Depositary or its nominee or the Custodian or its nominee on the making of deposits or withdrawals under the Deposit Agreement, (3) such cable, telex and facsimile transmission expenses as are expressly provided in the Deposit Agreement, (4) such expenses as are incurred by the Depositary in the conversion of foreign currency pursuant to Section 4.05, (5) a fee of $5.00 or less per 100 American Depositary Shares (or portion thereof) for the execution and delivery of Receipts pursuant to Section 2.03, 4.03 or 4.04 of the Deposit Agreement and the surrender of Receipts pursuant to Section 2.05 or 6.02 of the Deposit Agreement, (6) a fee of $.02 or less per American Depositary Share (or portion thereof) for any cash distribution made pursuant to the Deposit Agreement, including, but not limited to Sections 4.01 through 4.04 of the Deposit Agreement, (7) a fee for the distribution of securities pursuant to Section 4.02 of the Deposit Agreement, such fee being in an amount equal to the fee for the execution and delivery of American Depositary Shares referred to above which would have been charged as a result of the deposit of such securities (for purposes of this clause 7 treating all such securities as if they were Shares) but which securities are instead distributed by the Depositary to Owners, (8) a fee of $.02 or less per American Depositary Share (or portion thereof) for depositary services, which will accrue on the last day of each calendar year and which will be payable as provided in clause (9) below; provided, however, that no fee will be assessed under this clause (8) to the extent a fee of $.02 was charged pursuant to clause (6) above during that calendar year and (9) any other charge payable by the Depositary, any of the Depositary's agents, including the Custodian, or the agents of the Depositary's agents in connection with the servicing of Shares or other Deposited Securities (which charge shall be assessed against Owners as of the date or dates set by the Depositary in accordance with Section 4.06 of the Deposit Agreement and shall be payable at the sole discretion of the Depositary by billing such Owners for such charge or by deducting such charge from one or more cash dividends or other cash distributions).

The Depositary, subject to Section 2.09 of the Deposit Agreement, may own and deal in any class of securities of the Company and its affiliates and in Receipts.

8.

PRE-RELEASE RECEIPTS.

Notwithstanding Section 2.03 of the Deposit Agreement, the Depositary may execute and deliver Receipts prior to the receipt of Shares pursuant to Section 2.02 of the Deposit Agreement ("Pre-Release").  The Depositary may, pursuant to Section 2.05 of the Deposit Agreement, deliver Shares upon the receipt and cancellation of Receipts which have been Pre-Released, whether or not such cancellation is prior to the termination of such Pre-Release or the Depositary knows that such Receipt has been Pre-Released.  The Depositary may receive Receipts in lieu of Shares in satisfactory of a Pre-Release.  Each Pre-Release will be (a) preceded or accompanied by a written representation from the person to whom Receipts are to be delivered that such person, or its customer, owns the Shares or Receipts to be remitted, as the case may be, (b) at all times fully collateralized with cash or such other collateral as the Depositary deems appropriate, (c) terminable by the Depositary on not more than five (5) business days notice, and (d) subject to such further indemnities and credit regulations as the Depositary deems appropriate.  The number of American Depositary Shares which are outstanding at any time as a result of Pre-Releases will not normally exceed thirty percent (30%) of the Shares deposited under the Deposit Agreement; provided, however, that the Depositary reserves the right to change or disregard such limit from time to time as it deems appropriate.

The Depositary may retain for its own account any compensation received by it in connection with the foregoing.

9.

TITLE TO RECEIPTS.

It is a condition of this Receipt and every successive Owner of this Receipt by accepting or holding the same consents and agrees, that title to this Receipt when such Receipt is properly endorsed or accompanied by proper instruments of transfer, is transferable by delivery with the same effect as in the case of a negotiable instrument; provided, however, that the Depositary, notwithstanding any notice to the contrary, may treat the person in whose name this Receipt is registered on the books of the Depositary as the absolute owner hereof for the purpose of determining the person entitled to distribution of dividends or other distributions or to any notice provided for in the Deposit Agreement and for all other purposes.

10.

VALIDITY OF RECEIPT.

This Receipt shall not be entitled to any benefits under the Deposit Agreement or be valid or obligatory for any purpose, unless this Receipt shall have been executed by the Depositary by the manual signature of a duly authorized signatory of the Depositary and, if a Registrar for the Receipts shall have been appointed, countersigned by the manual signature of a duly authorized officer of the Registrar.

11.

REPORTS; INSPECTION OF TRANSFER BOOKS.

The Company currently furnishes the Securities and Exchange Commission (hereinafter called the "Commission") with certain public reports and documents required by foreign law or otherwise under Rule 12g3-2(b) under the Securities Exchange Act of 1934.

Such reports and communications will be available for inspection and copying at the public reference facilities maintained by the Commission located at 450 Fifth Street, N.W., Washington, D.C. 20549.

The Depositary will make available for inspection by Owners of Receipts at its Corporate Trust Office any reports and communications, including any proxy soliciting material, received from the Company which are both (a) received by the Depositary as the holder of the Deposited Securities and (b) made generally available to the holders of such Deposited Securities by the Company.  The Depositary shall also, upon written request, send to the Owners of Receipts copies of such reports furnished by the Company pursuant to the Deposit Agreement. Any such reports and communications, including any such proxy soliciting material, furnished to the Depositary by the Company shall be furnished in English.

The Depositary shall keep books at its Corporate Trust Office for the registration of Receipts and transfers of Receipts which at all reasonable times shall be open for inspection by the Owners, provided that such inspection shall not be for the purpose of communicating with Owners in the interest of a business or object other than the business of the Company or a matter related to the Deposit Agreement or the Receipts.

12.

DIVIDENDS AND DISTRIBUTIONS.

Whenever the Depositary shall receive any cash dividend or other cash distribution on any Deposited Securities, the Depositary shall, if at the time of receipt thereof any amounts received in a foreign currency can in the judgment of the Depositary be converted on a reasonable basis into United States dollars transferable to the United States, and subject to the Deposit Agreement, convert such dividend or distribution into Dollars and shall distribute the amount thus received (net of the fees and expenses of the Depositary as provided in the Deposit Agreement, if applicable) to the Owners entitled thereto, provided, however, that in the event that the Company or its agent or the Depositary or the Custodian shall be required to withhold and does withhold from any cash dividend or other cash distribution in respect of any Deposited Securities an amount on account of taxes, the amount distributed to the Owners evidencing American Depositary Shares representing such Deposited Securities shall be reduced accordingly.

Subject to the provisions of Sections 4.11 and 5.09 of the Deposit Agreement, whenever the Depositary shall receive any distribution other than a distribution described in Sections 4.01, 4.03 or 4.04 of the Deposit Agreement, the Depositary shall cause the securities or property received by it to be distributed to the Owners entitled thereto, after deduction or upon payment of any fees and expenses of the Depositary or any taxes or other governmental charges, in any manner that the Depositary may deem equitable and practicable for accomplishing such distribution; provided, however, that if in the opinion of the Depositary such distribution cannot be made proportionately among the Owners entitled thereto, or if for any other reason the Depositary deems such distribution not to be feasible, the Depositary may, after consultation with the Company,  adopt such method as it may deem equitable and practicable for the purpose of effecting such distribution, including, but not limited to, the sale (at public or private sale, at such place or places and upon such terms as it may deem proper) of the securities or property thus received, or any part thereof, and, in such case, the net proceeds of any such sale (net of the fees of the Depositary as provided in Section 5.09 of the Deposit Agreement) shall be distributed by the Depositary to the Owners entitled thereto as in the case of a distribution received in cash.

If any distribution upon any Deposited Securities consists of a dividend in, or free distribution of, Shares, the Depositary may, after consultation with the Company, and shall if the Company shall so request, distribute to the Owners of outstanding Receipts entitled thereto, additional Receipts evidencing an aggregate number of American Depositary Shares representing the number of Shares received as such dividend or free distribution, subject to the terms and conditions of the Deposit Agreement with respect to the deposit of Shares and the issuance of American Depositary Shares evidenced by Receipts, including the withholding of any tax or other governmental charge as provided in Section 4.11 of the Deposit Agreement and the payment of the fees of the Depositary as provided in Section 5.09 of the Deposit Agreement.  In lieu of delivering Receipts for fractional American Depositary Shares in any such case, the Depositary shall sell the amount of Shares represented by the aggregate of such fractions and distribute the net proceeds, all in the manner and subject to the conditions set forth in the Deposit Agreement.  If additional Receipts are not so distributed, each American Depositary Share shall thenceforth also represent the additional Shares distributed upon the Deposited Securities represented thereby.

In the event that the Depositary determines that any distribution in property (including Shares and rights to subscribe therefor) is subject to any tax or other governmental charge which the Depositary is obligated to withhold, the Depositary may by public or private sale dispose of all or a portion of such property (including Shares and rights to subscribe therefor) in such amounts and in such manner as the Depositary deems necessary and practicable to pay any taxes or charges, at such place or places and upon such terms as it may deem proper, and the Depositary shall distribute the net proceeds of any such sale after deduction of such taxes or charges to the Owners of Receipts entitled thereto.

13.

CONVERSION OF FOREIGN CURRENCY.

Whenever the Depositary or the Custodian shall receive foreign currency, by way of dividends or other distributions or the net proceeds from the sale of securities, property or rights, and if at the time of the receipt thereof the foreign currency so received can in the judgment of the Depositary be converted on a reasonable basis into Dollars and the resulting Dollars transferred to the United States, the Depositary shall convert or cause to be converted, by sale or in any other manner that it may determine, such foreign currency into Dollars, and such Dollars shall be distributed to the Owners entitled thereto or, if the Depositary shall have distributed any warrants or other instruments which entitle the holders thereof to such Dollars, then to the holders of such warrants and/or instruments upon surrender thereof for cancellation.  Such distribution may be made upon an averaged or other practicable basis without regard to any distinctions among Owners on account of exchange restrictions, the date of delivery of any Receipt or otherwise and shall be net of any expenses of conversion into Dollars incurred by the Depositary as provided in Section 5.9 of the Deposit Agreement.

If such conversion or distribution can be effected only with the approval or license of any government or agency thereof, the Depositary shall file such application for approval or license, if any, as it may deem desirable.

If at any time the Depositary shall determine that in its judgment any foreign currency received by the Depositary or the Custodian is not convertible on a reasonable basis into Dollars transferable to the United States, or if any approval or license of any governmental authority or agency thereof which is required for such conversion is denied or in the opinion of the Depositary is not obtainable, or if any such approval or license is not obtained within a reasonable period as determined by the Depositary, the Depositary may distribute such foreign currency (or an appropriate document evidencing the right to receive such foreign currency) received by the Depositary to, or in its discretion may hold such foreign currency uninvested and without liability for interest thereon for the respective accounts of, the Owners entitled to receive the same.

If any such conversion of foreign currency, in whole or in part, cannot be effected for distribution to some of the Owners entitled thereto, the Depositary may in its discretion make such conversion and distribution in Dollars to the extent permissible to the Owners for whom such conversion and distribution is practicable and may, in its discretion, distribute the balance of such foreign currency received by the Depositary to, or hold such balance uninvested and without liability for interest thereon, for the respective accounts of, the Owners entitled thereto.

14.

RIGHTS.

In the event that the Company shall offer or cause to be offered to the holders of any Deposited Securities any rights to subscribe for additional Shares or any rights of any other nature, the Depositary shall have discretion as to the procedure to be followed in making such rights available to any Owners or in disposing of such rights on behalf of any Owners and making the net proceeds available to such Owners or, if by the terms of such rights offering or for any other reason, the Depositary may not either make such rights available to any Owners or dispose of such rights and make the net proceeds available to such Owners, then the Depositary shall allow the rights to lapse.  If, at the time of the offering of any rights, the Depositary determines in its discretion that it is lawful and feasible to make such rights available to all Owners or to certain Owners but not to other Owners, the Depositary may distribute, to any Owner to whom it determines the distribution to be lawful and feasible, in proportion to the number of American Depositary Shares held by such Owner, warrants or other instruments therefor in such form as it deems appropriate.

In circumstances in which rights would otherwise not be distributed, if an Owner of Receipts requests the distribution of warrants or other instruments in order to exercise the rights allocable to the American Depositary Shares of such Owner under the Deposit Agreement, the Depositary will make such rights available to such Owner upon written notice from the Company to the Depositary that (a) the Company has elected in its sole discretion to permit such rights to be exercised and (b) such Owner has executed such documents as the Company has determined in its sole discretion are reasonably required under applicable law.

If the Depositary has distributed warrants or other instruments for rights to all or certain Owners, then upon (a) instruction from such an Owner pursuant to such warrants or other instruments to the Depositary to exercise such rights, (b) payment by such Owner to the Depositary for the account of such Owner of an amount equal to the purchase price of the Shares to be received upon the exercise of the rights and (c) payment of the fees and expenses of the Depositary and any other charges as set forth in such warrants or other instruments, the Depositary shall, on behalf of such Owner, exercise the rights and purchase the Shares, and the Company shall cause the Shares so purchased to be delivered to the Depositary on behalf of such Owner.  As agent for such Owner, the Depositary will cause the Shares so purchased to be deposited pursuant to Section 2.02 of the Deposit Agreement, and shall, pursuant to Section 2.03 of the Deposit Agreement, execute and deliver Receipts to such Owner.  In the case of a distribution pursuant to the second paragraph of this Article, such Receipts shall be legended in accordance with applicable U.S. securities laws, and shall be subject to the appropriate restrictions on sale, deposit, cancellation and transfer under such laws.

If the Depositary determines in its discretion that it is not lawful and feasible to make such rights available to all or certain Owners, it may sell the rights, warrants or other instruments in proportion to the number of American Depositary Shares held by the Owners to whom it has determined it may not lawfully or feasibly make such rights available, and allocate the net proceeds of such sales (net of the fees and expenses of the Depositary as provided in Section 5.09 of the Deposit Agreement and all taxes and governmental charges payable in connection with such rights and subject to the terms and conditions of the Deposit Agreement) for the account of such Owners otherwise entitled to such rights, warrants or other instruments, upon an averaged or other practical basis without regard to any distinctions among such Owners because of exchange restrictions or the date of delivery of any Receipt or otherwise.

The Depositary will not offer rights to Owners unless both the rights and the securities to which such rights relate are either exempt from registration under the Securities Act of 1933 with respect to a distribution to Owners or are registered under the provisions of the Securities Act.  If an Owner of Receipts requests distribution of warrants or other instruments, notwithstanding that there has been no such registration under such the Securities Act of 1933, the Depositary shall not effect such distribution unless it has received an opinion from recognized counsel in the United States for the Company upon which the Depositary may rely that such distribution to such Owner is exempt from such registration.  Nothing in this Deposit Agreement shall create, or shall be construed to create, any obligation on the part of the Company to file such a registration statement or to endeavor to have such a registration statement declared effective.

Neither the Company nor the Depositary shall be responsible for any failure to determine that it may be lawful or feasible to make such rights available to Owners in general or any Owner in particular.

15.

RECORD DATES.

Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or whenever rights shall be issued with respect to the Deposited Securities, or whenever for any reason the Depositary causes a change in the number of Shares that are represented by each American Depositary Share, or whenever the Depositary shall receive notice of that meeting of holders of Shares or other Deposited Securities shall be held, the Depositary shall fix a record date (a) as close as practicable to the date corresponding to the record date fixed by the Company in respect of the Shares for the determination of the Owners of Receipts who shall be (i) entitled to receive such dividend, distribution or rights or the net proceeds of the sale thereof or (ii) entitled to give instructions for the exercise of voting rights at any such meeting, or (b) on or after which each American Depositary Share will represent the changed number of Shares, subject to the provisions of the Deposit Agreement.

16.

VOTING OF DEPOSITED SECURITIES.

The Company will, to the extent practicable, endeavor to provide the Depositary with notice of any meeting of holders of Shares and other information agreed to between the parties at least seven (7) weeks prior to any such meeting.

(a)

Upon receipt of notice of any meeting of holders of Shares or other Deposited Securities, the Depositary shall, if requested in writing by the Company, as soon as practicable thereafter, mail to the Owners a notice, which shall contain information and voting instruction material so as to provide Owners with a reasonable opportunity to vote at such meetings, in particular:

(i)

such information (or a summary thereof) as is contained in such notice of meeting received by the Depositary from the Company;

(ii)

a statement that each Owner as of the close of business on a specified record date will be entitled, subject to any applicable provisions of Norwegian law, the articles of association (or similar document) of the Company and according to the rules of the VPS, to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the Deposited Securities represented by the American Depositary Shares evidenced by that Owners' Receipts provided that such Owner is, or is acting upon the instruction of, the Beneficial Owner of such Deposited Securities and if that Owner is registered as a shareholder of the Company with the VPS prior to the meeting; and

(iii)

a statement as to the manner in which such instructions may be given.

(b)

Upon the written request of an Owner on such record date, received on or before the date established by the Depositary for such purpose, the Depositary shall endeavor, insofar as practicable and permitted under Norwegian law, the Deposit Agreement, the provisions of the articles of association (or similar document) of the Company and the rules of the VPS to:

(i)

cause the number of Shares underlying that Owner’s American Depositary Shares to which that Owner’s request relates to be temporarily transferred to and registered in the records of the VPS in the name of the beneficial holder or beneficial holders specified by such Owner on the condition that VPS will re-register those Shares immediately after conclusion of the shareholders’ meeting in the name of the Depositary or its nominee or the Custodian or its nominee;

(ii)

notify the Company of its intention to vote the amount of Shares or other Deposited Securities referred to in clause (b)(i) above; and

(iii)

as proxy, to vote or cause to be voted, or otherwise to give effect to the written request of that Owner by voting or causing to be voted, the amount of Shares or other Deposited Securities referred to in clause (b)(i) above in accordance with  instructions set forth in such request.

(c)

The Depositary shall not attempt to carry out a voting instruction with respect to American Depositary Shares unless:

(i)

either

A.

the Owner of those American Depositary Shares states in its voting instruction that it is the beneficial owner of those American Depositary Shares; or

B.

the voting instruction identifies the beneficial owner or beneficial owners of those American Depositary Shares;

(ii)

the Owner of those American Depositary Shares either:

A.

agrees with the Depositary that the Depositary will block registration of transfer of the Receipt evidencing those American Depositary Shares; or

B.

delivers those American Depositary Shares to a blocked account with DTC for the account of the Depositary and notifies the Depositary that those American Depositary Shares are being held in a blocked account;

until the conclusion of the meeting at which voting rights are to be exercised on behalf of that Owner; and

(iii)

the voting instruction sets forth the date upon which it was signed.

(d)

The Depositary shall not vote any Deposited Securities other than in accordance with instructions received from Owners.

(e)

The Depositary will not charge Owners for taking the actions specified in subsections (b) and (c) above in connection with shareholders’ meetings.

(f)

Subject to the rules of any securities exchange or automated inter-dealer quotation system on which American Depositary Shares or the Deposited Securities represented thereby are listed or quoted, upon a written request by the Company, the Depositary shall deliver, at least two business days prior to the date of a shareholders’ meeting, to the Company, copies of all instructions received from Owners in accordance with which the Depositary will vote, or cause to be voted, Shares at that meeting.  Delivery of instructions will be made at the expense of the Company (unless otherwise agreed in writing by the Company and the Depositary); provided, however, that payment of such expense shall not be a condition precedent to the obligations of the Depositary under Section 4.07 of the Deposit Agreement.

17.

CHANGES AFFECTING DEPOSITED SECURITIES.

In circumstances where the provisions of Section 4.03 of the Deposit Agreement do not apply, upon any change in nominal value, change in par value, split-up, consolidation or any other reclassification of Deposited Securities, or upon any recapitalization, reorganization, merger or consolidation, or sale of assets affecting the Company or to which it is a party, any securities which shall be received by the Depositary or a Custodian in exchange for or in conversion of or in respect of Deposited Securities shall be treated as new Deposited Securities under the Deposit Agreement, and American Depositary Shares shall thenceforth represent, in addition to the existing Deposited Securities, if any, the new Deposited Securities so received in exchange or conversion, unless additional or new Receipts are delivered pursuant to the following sentence.  In any such case the Depositary may execute and deliver additional Receipts as in the case of a dividend in Shares, or call for the surrender of outstanding Receipts to be exchanged for new Receipts specifically describing such new Deposited Securities.

18.

LIABILITY OF THE COMPANY AND DEPOSITARY.

Neither the Depositary nor the Company nor any of their respective directors, employees, agents or affiliates shall incur any liability to any Owner or holder of any Receipt, if by reason of any provision of any present or future law or regulation of the United States or Norway or any other country, or of any governmental or regulatory authority or stock exchange, or by reason of any provision, present or future, of the Articles of Association of the Company, or by reason of any provision of any Securities issued or distributed by the Company, or any Offering or distribution thereof or by reason of any act of God or war or terrorism or other circumstances beyond its control, the Depositary or the Company shall be prevented or forbidden from, or delayed in or be subject to any civil or criminal penalty on account of, doing or performing any act or thing which by the terms of the Deposit Agreement or Deposited Securities it is provided shall be done or performed; nor shall the Depositary or the Company incur any liability to any Owner or holder of a Receipt by reason of any non-performance or delay, caused as aforesaid, in the performance of any act or thing which by the terms of the Deposit Agreement it is provided shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in the Deposit Agreement.  Where, by the terms of a distribution pursuant to Sections 4.01, 4.02 or 4.03 of the Deposit Agreement, or an offering or distribution pursuant to Section 4.04 of the Deposit Agreement, or for any other reason, such distribution or offering may not be made available to Owners of Receipts, and the Depositary may not dispose of such distribution or offering on behalf of such Owners and make the net proceeds available to such Owners, then the Depositary shall not make such distribution or offering, and shall allow any rights, if applicable, to lapse.  Neither the Company nor the Depositary assumes any obligation or shall be subject to any liability under the Deposit Agreement to Owners or holders of Receipts, except that they agree to perform their obligations specifically set forth in the Deposit Agreement without negligence or bad faith.  The Depositary shall not be subject to any liability with respect to the validity or worth of the Deposited Securities.  Neither the Depositary nor the Company shall be under any obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or in respect of the Receipts, which in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expense and liability shall be furnished as often as may be required, and the Custodian shall not be under any obligation whatsoever with respect to such proceedings, the responsibility of the Custodian being solely to the Depositary.  Neither the Depositary nor the Company shall be liable for any action or nonaction by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting Shares for deposit, any Owner or holder of a Receipt or any other person believed by it in good faith to be competent to give such advice or information.  The Depositary shall not be liable for any acts or omissions made by a successor depositary whether in connection with a previous act or omission of the Depositary or in connection with any matter arising wholly after the removal or resignation of the Depositary, provided that in connection with the issue out of which such potential liability arises the Depositary performed its obligations without negligence or bad faith while it acted as Depositary.  The Depositary shall not be responsible for any failure to carry out any instructions to vote any of the Deposited Securities, or for the manner in which any such vote is cast or the effect of any such vote, provided that any such action or nonaction is in good faith.  The Company agrees to indemnify the Depositary, its directors, employees, agents and affiliates and any Custodian against, and hold each of them harmless from, any liability or expense (including, but not limited to, the fees and expenses of counsel) which may arise out of any registration with the Commission of Receipts, American Depositary Shares or Deposited Securities or the offer or sale thereof in the United States or out of acts performed or omitted, in accordance with the provisions of the Deposit Agreement and of the Receipts, as the same may be amended, modified or supplemented from time to time, (i) by either the Depositary or a Custodian or their respective directors, employees, agents and affiliates, except for any liability or expense arising out of the negligence or bad faith of any of them, or (ii) by the Company or any of its directors, employees, agents and affiliates.  No disclaimer of liability under the Securities Act of 1933 is intended by any provision of the Deposit Agreement.

19.

RESIGNATION AND REMOVAL OF THE DEPOSITARY.

The Depositary may at any time resign as Depositary under the Deposit Agreement written notice of its election so to do delivered to the Company, such resignation to take effect upon the appointment of a successor depositary and its acceptance of such appointment as provided in the Deposit Agreement.  The Depositary may at any time be removed by the Company by 120 days prior written notice of such removal, which shall become effective upon the later to occur of the (i) 120th day after delivery of the notice to the Depositary or (ii) the appointment of a successor depositary and its acceptance of such appointment as provided in the Deposit Agreement.  Whenever the Depositary in its discretion determines that it is in the best interest of the Owners of Receipts to do so, it may appoint substitute or additional custodian or custodians.

20.

AMENDMENT.

The form of the Receipts and any provisions of the Deposit Agreement may at any time and from time to time be amended by agreement between the Company and the Depositary without the consent of Owners and holders in any respect which they may deem necessary or desirable.  Any amendment which shall impose or increase any fees or charges (other than taxes and other governmental charges, registration fees, cable, telex or facsimile transmission costs, delivery costs or other such expenses), or which shall otherwise prejudice any substantial existing right of Owners of Receipts, shall, however, not become effective as to outstanding Receipts until the expiration of thirty days after notice of such amendment shall have been given to the Owners of outstanding Receipts.  By continuing to hold such Receipt, each Owner at the time any amendment so becomes effective shall be deemed to consent and agree to such amendment and to be bound by the Deposit Agreement as amended thereby.  In no event shall any amendment impair the right of the Owner of any Receipt to surrender such Receipt and receive therefor the Deposited Securities represented thereby, except in order to comply with mandatory provisions of applicable law.

21.

TERMINATION OF DEPOSIT AGREEMENT.

The Depositary shall at any time at the direction of the Company terminate the Deposit Agreement by mailing notice of such termination to the Owners of all Receipts then outstanding at least thirty (30) days prior to the date fixed in such notice for such termination.  The Depositary may likewise terminate the Deposit Agreement (upon thirty (30) days’ notice to Owners) if at any time sixty (60) days shall have expired after the Depositary shall have delivered to the Company a written notice of its election to resign and a successor depositary shall not have been appointed and accepted its appointment as provided in the Deposit Agreement.  On and after the date of termination, the Owner of a Receipt will, upon (a) surrender of such Receipt at the Corporate Trust Office of the Depositary, (b) payment of the fee of the Depositary for the surrender of Receipts referred to in Section 2.05 of the Deposit Agreement and (c) payment of any applicable taxes or governmental charges, be entitled to delivery, to him or upon his order, of the amount of Deposited Securities represented by the American Depositary Shares evidenced by such Receipt.  If any Receipts shall remain outstanding after the date of termination, the Depositary thereafter shall discontinue the registration of transfers of Receipts, shall suspend the distribution of dividends to the Owners thereof, and shall not give any further notices or perform any further acts under the Deposit Agreement, except that the Depositary shall continue to collect dividends and other distributions pertaining to Deposited Securities, shall sell rights and other property as provided in the Deposit Agreement, and shall continue to deliver Deposited Securities, together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property, in exchange for Receipts surrendered to the Depositary (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of the Deposit Agreement and any applicable taxes or governmental charges).  At any time after the expiration of one (1) year from the date of termination, the Depositary may sell, at public or private sale at such place or places and upon such terms as it may deem proper, the Deposited Securities then held under the Deposit Agreement and may thereafter hold uninvested the net proceeds of any such sale, together with any other cash then held by it thereunder, unsegregated and without liability for interest, for the pro rata benefit of the Owners of Receipts which have not theretofore been surrendered, such Owners thereupon becoming general creditors of the Depositary with respect to such net proceeds.  After making such sale, the Depositary shall be discharged from all obligations under the Deposit Agreement, except to account for such net proceeds and other cash (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of the Deposit Agreement, and any applicable taxes or governmental charges).  Upon the termination of the Deposit Agreement, the Company shall be discharged from all obligations under the Deposit Agreement except for its obligations to the Depositary under Sections 5.08 and 5.09 of the Deposit Agreement.

22.

COMPLIANCE WITH U.S. SECURITIES LAWS.

Notwithstanding anything in the Deposit Agreement or this Receipt to the contrary, the Company and the Depositary each agrees that it will not exercise any rights it has under the Deposit Agreement to permit the withdrawal or delivery of Deposited Securities in a manner which would violate the U.S. securities laws, including, but not limited to, Section I.A.(1) of the General Instructions to the Form F-6 Registration Statement, as amended from time to time, under the Securities Act of 1933.

23.

SUBMISSION TO JURISDICTION; SERVICE OF PROCESS.

(a)

The Company hereby (i) consents and submits to the jurisdiction of any state or federal court in the State of New York in which any suit or proceeding may be instituted arising out of or relating to the Shares or Deposited Securities, the American Depositary Shares, the Receipts or this Agreement and (ii) agrees that delivery of any summons, complaint or notice in connection with any such suit or proceeding as set forth in Article 23(b) below and in Section 7.08(b) of the Deposit Agreement, shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding.

(b)

Any and all summons, complaints or notices to be given to the Company in connection with Article 23(a)(ii) above shall be given by facsimile transmission to:

Mr. Erik Barkald

Senior Vice President, Treasury and Investor Relations

Orkla ASA

P.O. Box 423 Skøyen

0213 Oslo

Norway

Facsimile:  +47 22 54 44 91

Telephone: +47 22 54 40 00

With a copy to:

Mr. Karl Otto Tveter

Senior Vice President, Legal Affairs

P.O. Box 423 Skøyen

0213 Oslo

Norway

Facsimile:  +47 22 54 44 92

Telephone: +47 22 54 40 00

(a)

Such service shall be effected at the time when a duly addressed letter containing confirmation of such facsimile transmission is deposited in a post-office letter box (to be sent by certified or registered mail, return receipt requested) or delivered to an air courier service.

24.

WAIVER OF IMMUNITIES.

To the extent that the Company or any of its properties, assets or revenues may have or may hereafter become entitled to, or have attributed to it, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any respect thereof, from setoff or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution or judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with the Shares or Deposited Securities, the American Depositary Shares, the Receipts or the Deposit Agreement, the Company, to the fullest extent permitted by law, hereby irrevocably and unconditionally waives, and agrees not to plead or claim, any such immunity and consents to such relief and enforcement.

25.

DISCLOSURE OF BENEFICIAL OWNERSHIP.

Under Norwegian law, an Owner who acquires American Depositary Shares and/or Shares and/or Equivalent Rights (as defined below) in aggregate number which equal or exceed five percent (5%), ten percent (10%), twenty percent (20%), thirty three point thirty three percent (33,33%), fifty percent (50%), sixty six point sixty six percent (66,666%) or ninety percent (90%) or such other percentage as may be required to be disclosed from time to time under any law, regulation or practice of Norway, of the share capital or voting rights of the Company, shall forthwith upon such acquisition notify the Oslo Stock Exchange of such acquisition and provide such information as is required under applicable law and regulation from time to time.  The notification obligation set forth in the preceding sentence applies equally in the event of the Owner reducing its ownership of American Depositary Shares and/or Shares and/or Equivalent Rights to or below the percentages set forth in such sentence or to or below such percentages as may be required to be disclosed from time to time under any law, regulation or practice of Norway.

The term “Equivalent Rights”, in relation to Shares, shall mean:

(i)

loans to the Company issued pursuant to Section 11-1 of the Norwegian Private Limited Companies Act and the Public Limited Companies Act;

(ii)

warrants;

(iii)

options for the purchase of American Depositary Shares and/or Shares in the Company; and

(iv)

any rights to Shares and/or American Depositary Shares that may be deemed to be equivalent to the rights set out in (i) – (iii) above.

In computing the relevant number of American Depositary Shares and/or Shares and/or Equivalent Rights for the purpose of an Owner’s disclosure obligation referred to in this Section, an Owner must take into account any American Depositary Shares and/or Shares held by any party falling within the definition of Consolidated Group (as defined below) or such definition that may be in force from time to time under any law or practice of Norway.

The term “Consolidated Group” shall mean an Owner and

(i)

the spouse or a person with whom the Owner lives in a relationship akin to marriage;

(ii)

the Owner’s under-age children and under-age children of a person referred to in (i) above with whom the Owner lives;

(iii)

an undertaking within the same group of companies (as defined in Norwegian law) as the Owner;

(iv)

an undertaking in which the Owner himself or a person as referred to in (i), (ii) or (v)

exercises influence as set out in Section 1-3 second paragraph of the Private Limited Companies Act and the Public Limited Companies Act or Section 1–2 second paragraph of the Partnership Act;

(v)

a party with whom the Owner must be assumed to be acting in concert with in the exercise of rights accruing to a holder of shares in the Company.

26.

OWNERSHIP RESTRICTIONS.

Under Norwegian law, no person, entity or group acting in concert may acquire Receipts which upon surrender thereof would entitle such person, entity or group to acquire directly or indirectly the beneficial ownership of such number of Shares as shall be or exceed (together with any Shares or additional Receipts held by such person, entity or group) twenty percent (20%) of the share capital or voting rights of the Company unless such person, entity or group obtains the consent of the Norwegian Government and of the Board of Directors of the Company.

Pursuant to requirements in Norwegian law, any Owner who acquires American Depositary Shares and/or Shares and/or Equivalent Rights representing more than forty percent (40%) of the voting rights of the Company must make a general offer for the purchase of the remaining shares in the Company.  Norwegian law sets out the specific requirements to be satisfied by the party becoming so obligated to make a general offer for the purpose of the remaining shares in the Company.  In computing the relevant number of American Depositary Shares and/or Shares and/or Equivalent Rights for the purpose of an Owner’s disclosure obligation referred to in this Section, an Owner must take into account any American Depositary Shares and/or Shares held by any party falling within the definition of Consolidated Group or such definition that may be in force from time to time under any law or practice of Norway.